                                                                    EXHIBIT 10.3


                    INSURANCE, INDEMNITY AND PLEDGE AGREEMENT

                          Dated as of September 1, 1996

                                      among

                        WFS FINANCIAL 1996-C OWNER TRUST,

                         WFS FINANCIAL AUTO LOANS, INC.,

                               WFS FINANCIAL INC,

                             WFS INVESTMENTS, INC.,

                       FINANCIAL SECURITY ASSURANCE INC.,

                                       and

                             BANKERS TRUST COMPANY,

            as Collateral Agent, Proceeds Agent and Indenture Trustee







                        WFS FINANCIAL 1996-C OWNER TRUST

                                TABLE OF CONTENTS


                                                                                   Page
                                                                                   ----
   INTRODUCTION.................................................................      1
   AGREEMENTS...................................................................      2

                                    ARTICLE I

                                   DEFINITIONS

   Section 1.01.   Definitions..................................................      2

                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

   Section 2.01.   Representations and Warranties of the Trust..................      7
   Section 2.02.   Affirmative Covenants of the Trust...........................      9
   Section 2.03.   Negative Covenants of the Trust..............................     11
   Section 2.04.   Representations and Warranties of WII........................     12
   Section 2.05.   Affirmative Covenants of WII.................................     14
   Section 2.06.   Negative Covenants of WII....................................     16
   Section 2.07.   Representations and Warranties of the Company................     18
   Section 2.08.   Representations and Warranties of WFS........................     23
   Section 2.09.   Affirmative Covenants of the Company.........................     25
   Section 2.10.   Negative Covenants of the Company............................     27
   Section 2.11.   Affirmative Covenants of WFS.................................     29

                                   ARTICLE III

                          THE POLICIES; INDEMNIFICATION

   Section 3.01.   Agreement to Issue Policies..................................     31
   Section 3.02.   Conditions Precedent to Issuance of Policies.................     31
   Section 3.03.   Premium......................................................     35
   Section 3.04.   Reimbursement Obligation.....................................     36
   Section 3.05.   Non-Recourse Obligation......................................     37
   Section 3.06.   Indemnification..............................................     38
   Section 3.07.   Liability Absolute...........................................     42
   Section 3.08.   Liability of Financial Security..............................     43
   Section 3.09.   Payment of Costs, Fees and Expenses..........................     43
   Section 3.10.   Payment Procedure............................................     44
   Section 3.11.   Business Days................................................     44
   Section 3.12.   Waivers and Consents by the Company and WFS..................     44

                                   ARTICLE IV

                              PLEDGE OF COLLATERAL

   Section 4.01.   Obligations Secured Hereby...................................     45
   Section 4.02.   Granting Clause..............................................     46
   Section 4.03.   Release of Collateral........................................     46

                                                                                   Page
                                                                                   ----
                                    ARTICLE V

                            INTERCREDITOR PROVISIONS

   Section 5.01.   Financial Security's Direction Upon Servicer
                   Default......................................................     47
   Section 5.02.   Financial Security's Direction of Insolvency
                   Proceedings..................................................     48

                                   ARTICLE VI

                         THE COLLATERAL AGENT; REMEDIES

   Section 6.01.   Appointment and Powers of Collateral Agent...................     49
   Section 6.02.   Successor Collateral Agent...................................     49
   Section 6.03.   Remedies Available to Collateral Agent.......................     50
   Section 6.04.   Waiver of Stay or Extension Laws; Marshalling
                   of Assets....................................................     52
   Section 6.05.   Restoration of Rights and Remedies...........................     52
   Section 6.06.   Remedies Cumulative..........................................     52
   Section 6.07.   Control by Financial Security................................     53
   Section 6.08.   Proceeds Agent as Custodian and Bailee of
                   Collateral Agent.............................................     53
   Section 6.09.   Indemnification of Collateral Agent..........................     53
   Section 6.10.   Compensation Payable to Collateral Agent.....................     54
   Section 6.11.   Protection of Financial Security's Security
                   Interest.....................................................     54
   Section 6.12.   Representations and Warranties of Indenture
                   Trustee......................................................     55
   Section 6.13.   Certain Guaranties...........................................     56

                                   ARTICLE VII

                                EVENTS OF DEFAULT

   Section 7.01.   Events of Default............................................     56
   Section 7.02.   Remedies; Waivers............................................     57

                                  ARTICLE VIII

                                  MISCELLANEOUS

   Section 8.01.   Amendments, Changes and Modifications........................     58
   Section 8.02.   Notices......................................................     58
   Section 8.03.   Method of Payment............................................     59
   Section 8.04.   Further Assurances and Corrective Instruments................     59
   Section 8.05.   Term of Agreement............................................     59
   Section 8.06.   Assignments; Third-Party Rights; Reinsurance.................     60
   Section 8.07.   Consent of Financial Security................................     61
   Section 8.08.   Right to Enforce Sale and Servicing Agreement................     61
   Section 8.09.   WFS and WII as Parties Only for Certain
                   Provisions...................................................     61

                                                                                   Page
                                                                                   ----
   Section 8.10.   Severability.................................................     61
   Section 8.11.   Reports......................................................     61
   Section 8.12.   Counterparts.................................................     61
   Section 8.13.   Governing Law................................................     62
   Section 8.14.   Headings.....................................................     62
   Section 8.15.   Trial by Jury Waived.........................................     62
   Section 8.16.   Limited Liability............................................     62
   Section 8.17.   Limited Liability of The Chase Manhattan Bank
                   (USA)........................................................     62


                                    EXHIBITS

EXHIBIT A          Forms of WFS Assignment and Collateral Assignment

EXHIBIT B-1        Form of Financial Guaranty Insurance
                   Policy with respect to the Certificates, together with form of Endorsement No. 1 thereto

EXHIBIT B-2        Form of Financial Guaranty Insurance Policy with
                   respect to the Notes, together with form of Endorsement No. 1 thereto

EXHIBIT C          Form of Opinion of Counsel to the Company, WFS and
                   WII

EXHIBIT D          Form of Opinion of Special Tax Counsel to WFS

EXHIBIT E          Form of Certificate of the Indenture Trustee and the
                   Collateral Agent

EXHIBIT F          Form of Opinion of Counsel to the Indenture Trustee
                   and the Collateral Agent

EXHIBIT G          Form of Opinion of Counsel to the Trust and the
                   Owner Trustee

EXHIBIT H          Form of Letter of Independent Accountants

                    INSURANCE, INDEMNITY AND PLEDGE AGREEMENT


                             THIS INSURANCE, INDEMNITY AND PLEDGE AGREEMENT is
made as of September 1, 1996, by and among WFS FINANCIAL 1996-C OWNER TRUST, a Delaware business trust (the "Trust"), WFS FINANCIAL AUTO LOANS, INC., a California corporation (the "Company"), WFS FINANCIAL INC, a California corporation ("WFS"), WFS INVESTMENTS, INC., a California corporation ("WII"), FINANCIAL SECURITY ASSURANCE INC., a New York financial guaranty insurance company ("Financial Security"), and BANKERS TRUST COMPANY, a New York banking corporation, in its capacities as Collateral Agent and Proceeds Agent (each as defined below), and in its capacity as Indenture Trustee under the Indenture referred to below (the "Indenture Trustee").


                                  INTRODUCTION

                             The Company is the owner of the Contracts. The
Company proposes to sell to the Trust all of its right, title and interest in and to the Contracts and certain other property pursuant to the Sale and Servicing Agreement. The Trust will issue Certificates pursuant to the Trust Agreement and Notes pursuant to the Indenture.

                             Each Certificate will represent a fractional
undivided interest in the Trust. Each Note will be secured by the Indenture Property.

                             The Company has agreed to convey a security
interest in the Collateral and all the property conveyed by the Company to the Trust (with the exception of the Policies) pursuant to the Sale and Servicing Agreement in favor of Financial Security prior in right to all liens, claims, rights or interests other than those of the Trust.

                             The Trust has requested that Financial Security
issue the Note Policy to the Indenture Trustee to guarantee payment of the Scheduled Payments (as defined in such Note Policy) on each Distribution Date in respect of the Notes, and has requested that Financial Security issue the Certificate Policy to Owner Trustee, as Owner Trustee under the Trust Agreement, to guarantee payment of the Guaranteed Distributions (as defined in such Certificate Policy) on each Distribution Date in respect of the Certificates.

                             Financial Security is willing to issue the Policies
for the purpose stated above if the Trust, the Company, WFS, WII and the Indenture Trustee enter into this Agreement and, in order to secure the Company's obligations hereunder, the Company pledges the Collateral to the Collateral Agent for the benefit of Financial Security, subject to the provisions hereof.

                             The parties hereto desire to specify the indemnity
and reimbursement obligations to be provided in respect of amounts paid by Financial Security under the Policies, the security to be provided in respect of such indemnity and reimbursement obligations, and certain other matters.


                                   AGREEMENTS

                             In consideration of the mutual promises, covenants,
representations and warranties hereinafter set forth, the parties hereto agree to as follows:


                                    ARTICLE I

                                   DEFINITIONS

                             Section 1.01. Definitions. All words and phrases
defined in the Trust Agreement and the Sale and Servicing Agreement shall have the same meanings in this Agreement unless a different meaning is set forth in this Agreement. In addition, the following words and phrases shall have the following respective meanings:

                             "Administration Agreement" means the Administration
Agreement dated as of September 1, 1996 among the Trust, WFS Financial Inc, as Administrator, the Seller and the Indenture Trustee.

                             "Agreement" means this Insurance, Indemnity and
Pledge Agreement, as the same may be amended, modified or supplemented from time to time.

                             "Authorized Officer" means, with respect to WFS,
the Company, WII or any corporation, the president, the chief financial officer or any vice president.

                             "Bank" means, Western Financial Savings Bank,
F.S.B., a federally-chartered savings association.

                             "Certificates" means the Certificates issued under
the Trust Agreement.

                             "Certificate Policy" means the financial guaranty
insurance policy, including any endorsements thereto, issued by Financial Security with respect to the Certificates, substantially in the form of Exhibit B-1 hereto.

                             "Collateral" means all of the Contracts listed in
the Schedule of Contracts attached to the Sale and Servicing Agreement, including, without limitation, all payments of Monthly P&I (exclusive of Retained Yield, if any) due on or after the Cut-Off Date (excluding the amount allocable to principal and interest due prior to the Cut-Off Date), all Net Liquidation Proceeds and Net

Insurance Proceeds with respect to any Financed Vehicle to which a Contract relates received on or after the Cut-Off Date and all other proceeds received in respect of such Contracts (other than payments of Monthly P&I due prior to the Cut-Off Date), and any and all security interests in the Financed Vehicles; the Contract Documents relating to the Contracts (except the Contract Documents for Contracts which have been the subject of a Full Prepayment received on or after the Cut-Off Date but no later than one Business Day prior to the Closing Date, in lieu of which the Company shall have deposited in or credited to the Collection Account on or prior to the Closing Date an amount equal to such Full Prepayment); all Spread Account Collateral; and all proceeds in any way delivered with respect to the foregoing, all rights to payments with respect to the foregoing and all rights to enforce the foregoing.

                             "Collateral Agent" means, initially, Bankers Trust
Company, as collateral agent for Financial Security pursuant to this Agreement and, thereafter, any successor Collateral Agent named pursuant to this Agreement.

                             "Collateral Assignment" means, with respect to any
Contracts, the original instrument of collateral assignment of such Contracts by the Company, as Seller, to the Collateral Agent, substantially in the form included in Exhibit A hereto.

                             "Controlling Party" means Financial Security so
long as no Financial Security Insolvency shall have occurred and no Financial Security Default shall have occurred and be continuing and, at any other time, the Indenture Trustee.

                             "Demand Note" means the demand note dated on or
before September __, 1996 issued by WFS to WII.

                             "Event of Default" has the meaning set forth in
Section 7.01 hereof.

                             "Exchange Act" means the Securities Exchange Act of
1934, as amended.

                             "Financial Security's Authorized Agent" means each
Authorized Officer of Financial Security and each other Person that Financial Security designates as its authorized agent with notice to the Company.

                             "Indemnification Agreement" means the
Indemnification Agreement, dated as of the date hereof, among the Company, WFS, Financial Security and the Underwriter.

                             "Indenture Property" means the property pledged to
the Indenture Trustee on behalf of the Noteholders pursuant to the Indenture.

                             "Independent Accountant" means an independent
accountant within the meaning of the Securities Act and the Exchange Act.

                             "Late Payment Rate" means the greater of a per
annum rate equal to 3% in excess of (i) Financial Security's cost of funds, determined on a monthly basis, or (ii) the arithmetic average of the prime or base lending rates publicly announced by The Chase Manhattan Bank, N.A. (New York, New York) and Citibank, N.A. (New York, New York), as in effect on the last day of the month for which interest is being computed, but in no event greater than the maximum rate permitted by law.

                             "Note Policy" means the financial guaranty
insurance policy, including and endorsements thereto, issued by Financial Security with respect to the Notes, substantially in the form attached as Exhibit B-2 hereto.

                             "Notice Address" means

                                   (a)  as to the Company:

                                        23 Pasteur Road
                                        Irvine, California  92718
                                        Attention:  James R. Dowlan

                                   (b)  as to WFS:

                                        23 Pasteur Road
                                        Irvine, California  92718
                                        Attention:  Joy Schaefer

                                   (c)  as to WII:

                                        23 Pasteur Road
                                        Irvine, California  92718
                                        Attention:  Mark Olson

                                   (d)  as to the Trust:

                                        WFS Financial 1996-C Owner Trust
                                        c/o The Chase Manhattan Bank (USA)
                                        as Owner Trustee
                                        802 Delaware Avenue, 13th Floor
                                        Wilmington, Delaware  19801
                                        Attention:  Trust Division

                                   (e)  as to Financial Security:

                                        350 Park Avenue
                                        New York, New York  10022
                                        Attention:  Surveillance Department
                                        Telecopier Nos.:  (212) 339-3518
                                                          (212) 339-3529

                           (in each case in which the notice or other communication to Financial Security refers to an Event of Default or a claim under the Policy or is a notice or other communication as to which a failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then with a copy to the attention of the Senior Vice President
                           - Surveillance)

                           (f)  as to the Collateral Agent:

                                Four Albany Street
                                10th Floor
                                New York, New York  10006
                                Attention:  Corporate Trust
                                              Department - Asset Backed Group

                           (g)  as to the Proceeds Agent:

                                Four Albany Street
                                10th Floor
                                New York, New York  10006
                                Attention:  Corporate Trust
                                              Department - Asset Backed Group

                           (h)  as to the Indenture Trustee:

                                Four Albany Street
                                10th Floor
                                New York, New York  10006
                                Attention:  Corporate Trust
                                              Department - Asset Backed Group

                             "Obligations" has the meaning set forth in Section
4.01 hereof.

                             "Owner Trustee" means The Chase Manhattan Bank
(USA) or its successors in interest, acting not individually but solely on owner trustee under the Trust Agreement.

                             "Policies" means the Note Policy and the
Certificate Policy.

                             "Sale and Servicing Agreement" means the Sale and
Servicing Agreement, dated as of September 1, 1996, among the Company, WFS and the Trust, as the same may be amended or modified from time to time.

                             "Premium" means the premium payable to Financial
Security by the Company as consideration for the issuance of the Policies, as set forth in a letter agreement between the Company and Financial Security.

                             "Proceeds Agent" means, initially, Bankers Trust
Company, as proceeds agent for Financial Security and, thereafter, any successor appointed by the Indenture Trustee and Financial Security.

                             "Prospectus" has the meaning set forth in Section
2.07(g) of this Agreement.

                             "Registration Statement" has the meaning set forth
in Section 2.07(g) of this Agreement.

                             "Rules and Regulations" has the meaning set forth
in Section 2.07(g) of this Agreement.

                             "Securities Act" means the Securities Act of 1933,
as amended.

                             "Seller Assignments" means the Assignments, as such
term is defined in the Sale and Servicing Agreement.

                             "Spread Account" means the Spread Account
established by the Company, pursuant to the Sale and Servicing Agreement, in favor of the Indenture Trustee on behalf of the Holders of Notes and Certificates and as Collateral Agent for Financial Security.

                             "Spread Account Collateral" means (i) the Spread
Account Initial Deposit, (ii) all other amounts deposited in or credited to the Spread Account from time to time under the Sale and Servicing Agreement, (iii) all Eligible Investments made with amounts on deposit in such Account, and (iv) all earnings and distributions on, and proceeds of, any and all of the foregoing.

                             "Transaction Agreements" means this Agreement, the
WFS Assignments, the Seller Assignments, the Collateral Assignment, the Sale and Servicing Agreement, the Trust Agreement, the Certificate of Trust, the Indenture, the Administration Agreement, the Underwriting Agreement, the Subservicing Agreement, the Indemnification Agreement and the RIC.

                             "Trust Agreement" means the Trust Agreement, dated
as of September 1, 1996 among the Company, WFS, WII, Financial Security and The Chase Manhattan Bank (USA), as Owner Trustee.

                             "Underwriter Information" has the meaning set forth
in Section 3.06(a)(i) of this Agreement.

                             "Underwriter" means Donaldson, Lufkin & Jenrette
Securities Corporation.

                             "Underwriting Agreement" means the Underwriting
Agreement, dated September __, 1996, among the Company, WFS and the Underwriter.

                             "Western Entities" means the Company, WFS and WII.

                             "WFS Assignments" means, with respect to the
Contracts, the original instrument or instruments of assignment of such Contracts by WFS, as seller, to the Company, substantially in the form included in Exhibit A hereto.


                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

                             Section 2.01. Representations and Warranties of the
Trust. The Trust represents and warrants to Financial Security as follows:

                             (a) Due Organization and Qualification. The Trust
is duly formed and validly existing as a Delaware statutory business trust and is in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business and had at all relevant times, and has, power, authority, and legal right to acquire the Contracts; the Trust is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as described in the Prospectus and the performance of its obligations under the Transaction Agreements, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render the Contracts in such jurisdiction or any Transaction Agreement unenforceable in any respect or would otherwise have a material adverse effect upon the Trust; the Trust holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as presently conducted.

                             (b) Power and Authority. The Trust has all
necessary trust power and authority to conduct its business as presently conducted; the Trust has the power and authority to execute and deliver this Agreement and each other Transaction Agreement to which the Trust is a party and to carry out the terms of each such agreement, and has full power and authority to issue the Notes and the Certificates and pledge and assign its assets pursuant to the Indenture and has duly authorized the issuance of the Notes and Certificates and the assignment of its assets by all necessary trust proceedings, and the execution, delivery and performance of this Agreement and each other Transaction Agreement to which the Trust is a party has been duly authorized by all necessary action on the part of the Trust.

                             (c) Valid and Binding Obligations. Each of the
Transaction Agreements to which the Trust is a party constitutes a legal, valid and binding obligation of the Trust enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership or other similar laws affecting the enforcement of creditors' rights generally and (ii) general equitable principles, regardless of whether such enforceability shall be considered a proceeding in equity or at law. The Certificates, when executed, authenticated and delivered in accordance with the Trust Agreement, will be validly issued and outstanding and entitled to the benefits of the Trust Agreement and will evidence the entire beneficial ownership interest in the Trust. The Notes, when executed, authenticated and delivered in accordance with the Indenture, will be entitled to the benefits of the Indenture and will constitute legal, valid and binding obligations of the Trust, enforceable in accordance with their terms.

                             (d) Noncontravention. The consummation of the
transaction contemplated by this Agreement and by each other Transaction Agreement to which the Trust is a party, and the fulfillment of the terms hereof and thereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute a default (nor an event which, with the giving of notice or passage of time, or both, would constitute a default) under the Certificate of Trust or the Trust Agreement, or any indenture, agreement or other instrument to which the Trust is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement and the Collateral Assignment); nor violate any law or any order, rule, or regulation applicable to the Trust of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Trust or its properties.

                             (e) No Consents. No consent, license, approval or
authorization from, or registration, or declaration with, any governmental authority, bureau or agency, nor any consent, approval, waiver or notification of any creditor, lessor or other non-governmental person, is required in connection with the execution, delivery and performance by the Trust of this Agreement or of any other Transaction Agreement to which the Trust is a party, except (in each case) such as have been obtained and are in full force and effect.

                             (f) Pending Litigation or Other Proceeding. To the
Trust's best knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Trust or its properties: (A) asserting the invalidity of this Agreement or any other Transaction Agreement to which the Trust is a party; (B) seeking to prevent the issuance of the Notes or the Certificates, or the consummation of the transactions contemplated by any of the Transaction Agreements to which the Trust is a party; (C) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of, this Agreement or any other Transaction Agreement to which the Trust is a party, or (D) involving the Trust and which might adversely affect the federal or state tax attributes of the Notes, the Certificates or the Trust.

                             (g) Incorporation of Representations and
Warranties. The representations and warranties of the Trust set forth in each Transaction Document are (in each case) true and correct as if set forth herein.

                             (h) Security Interest in Contracts. This Agreement,
together with possession of the Collateral by the Master Servicer pursuant to the Sale and Servicing Agreement and the filing referred to below, creates as security for the Company's obligations under this Agreement a security interest in favor of the Collateral Agent, as collateral agent for Financial Security, in each item of the Collateral, as constituted as of the Closing Date; such security interest has been perfected and is a valid, binding and enforceable first priority security interest, subject only, to the extent set forth in
Section 5.01(d) hereof, to the interest of the Indenture Trustee with respect to the Indenture Property and the Securityholders; a financing statement with respect to the Contracts has been filed with the California Secretary of State pursuant to the California UCC, and the marking required by Section 3.01(b)(xvi) of the Sale and Servicing Agreement has been made on each Contract, except to the extent (if any) that Financial Security has waived in writing compliance with such requirement; no other filings in any jurisdiction or any other actions are necessary to perfect the security interest of the Collateral Agent, as collateral agent for Financial Security, in the Collateral, as constituted as of the Closing Date, as against any third parties.

                             (i) Security Interest in Other Collateral. Assuming
the acquisition of Eligible Investments in accordance with the Sale and Servicing Agreement, such Eligible Investments will be subject to a valid, binding and enforceable first priority security interest in favor of the Collateral Agent, as collateral agent for Financial Security, subject only, to the extent set forth in Section 5.01(d) hereof, to the interest of the Indenture Trustee with respect to the Indenture Property and the Securityholders; assuming deposit of each check constituting proceeds of the Contracts in the Collection Account or Holding Account, as applicable, within ten days of receipt of such check by the Master Servicer, such check will be subject to a valid, first priority perfected security interest in favor of the Collateral Agent, subject, to the extent set forth in Section 5.01(d) hereof, to the interest of the Indenture Trustee with respect to the Indenture Property and the Securityholders; at such time as it is received by the Master Servicer and until deposited in the Collection Account or Holding Account, as applicable; the proceeds of such deposited check that remain in the Collection Account or the Holding Account will be subject to a valid, first priority security interest in favor of the Collateral Agent, subject, to the extent set forth in Section 5.01(d) hereof, to the interest of the Trust under the Sale and Servicing Agreement.

                             Section 2.02. Affirmative Covenants of the Trust.
The Trust hereby covenants and agrees with Financial Security that, at all times during the term of this Agreement:

                             (a) Compliance with Agreements. The Trust will
comply with all terms and conditions of this Agreement and each other Transaction Agreement to which it is a party. The Trust will not cause or permit to become effective any amendment to or modification of any of the Transaction Agreements unless Financial Security shall have previously approved in writing the form of such amendment or modification.

                             (b) Financial Statements; Accountants' Reports;
Other Information. The Trust shall keep or cause to be kept proper books and records in which full and correct entries shall be made of financial transactions and the assets and business of the Trust in accordance with generally accepted accounting principles consistently applied. The Trust shall furnish to Financial Security, simultaneously with the delivery of such documents to the Indenture Trustee, the Noteholders or the Certificateholders, as the case may be, copies of all reports, certificates, statements, financial statements or notices furnished to the Indenture Trustee, the Noteholders or the Certificateholders, as the case may be, pursuant to the Transaction Agreements.

                             (c) Certificate of Compliance. The Trust shall
deliver to Financial Security concurrently with the delivery of the financial statements required pursuant to paragraph (b) above, a certificate signed by an Authorized Officer of the Administrator stating that:

                                  (i) a review of the Trust's performance under
               this Agreement and the other Transaction Agreements to which the Trust is a party during such period has been made under such officer's supervision; and

                                  (ii) to the best of such officer's knowledge
               based upon such review, the Trust has fulfilled all its obligations under this Agreement and the other Transaction Agreements to which the Trust is a party during such period, or, if there has been a default of any such obligation, specifying each such default known to such officer and the nature and status thereof.

                             (d) Access to Records; Discussions with Officers
and Accountants. The Trust shall, upon the reasonable request of Financial Security, permit Financial Security's Authorized Agent at reasonable times (i) to inspect such books and records of the Trust as they may relate to the Notes, the Certificates and the obligations of the Trust under this Agreement and the other Transaction Agreements to which the Trust is a party; and (ii) to discuss the affairs, finances and accounts of the Trust with any of its respective officers, directors and representatives, including its Independent Accountants.

                             (e) Financing Statements and Further Assurances.
The Trust will file all necessary financing statements, assignments or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the lien and security interest in, and all rights of the Collateral Agent with respect to the Collateral, and the Trust shall, upon the request of Financial Security, from time to time, execute and deliver and, if necessary, file such further instruments and take such further action as may be reasonably necessary to effectuate the provisions of this Agreement or to protect the security interest of the Collateral Agent in the Collateral.

                             (f) Retirement of Notes and Certificates. The Trust
shall, upon retirement of the Certificates and upon retirement of the Notes furnish to Financial Security a notice of such retirement, and, upon such retirement and the expiration of the term of the applicable Policy, to surrender the applicable Policy to Financial Security for cancellation.

                             (g) Maintenance of Separate Existence. The Trust
shall at all times hold itself out to the public, including the Company, WFS and the Bank, under the Trust's own name and as a separate and distinct entity from the Company, WFS and the Bank. The Trust shall maintain trust records and books of account separate from those of the Company, WFS and the Bank, shall not commingle its assets with any other Person (except to the limited extent (if any) permitted by the approval of Financial Security) and shall obtain proper authorization from its equity owners of all trust action in accordance with applicable law. The Trust shall maintain an arm's- length relationship with the Bank, the Company and WSF and each Affiliate of any of them.

                             (h) Compliance with Article 76 of New York
Insurance Law. The Trust shall ensure that the Prospectus, and any supplements or amendments thereto, and every preliminary prospectus delivered with respect to the Notes and the Certificates, clearly disclose that the Policies are not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

                             (i) Tax Matters. The Trust will take all actions
necessary to ensure that the Trust is taxable as a partnership for federal and state income tax purposes and not as an association (or publicly traded partnership), taxable as a corporation.

                             Section 2.03. Negative Covenants of the Trust. The
Trust agrees and covenants with Financial Security that at all times during the term of this Agreement:

                             (a) Amendments to Organizational Documents. The
Trust shall not amend, supplement or otherwise modify or cause to permit any amendment, supplement or other modification of, any of the provisions of the Certificate of Trust or the Trust Agreement without the prior written consent of Financial Security.

                             (b) No Liens. Without the prior written consent of
Financial Security, the Trust shall not create, incur, assume or suffer to exist any mortgage, deed of trust, security interest, assignment, deposit arrangement or other preferential arrangement, charge or encumbrance (including without limitation any conditional sale or other title retention agreement or finance lease) of any nature upon or with respect to any of its properties or assets, now owned or hereafter acquired, or sign or file under the Uniform Commercial Code of any jurisdiction any financing statement that names the Trust as debtor, or sign any security agreement authorizing any secured party thereunder to file such a financing statement, except as contemplated in the Transaction Agreements.

                             (c) Creation of Indebtedness. Without the prior
written consent of Financial Security, the Trust shall not create, incur, assume or suffer to exist any indebtedness other than indebtedness guaranteed or approved in writing by Financial Security, except as contemplated in the Transaction Agreements.

                             (d) Guarantees, Etc. Without the prior written
consent of Financial Security, the Trust shall not assume, guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person, agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital.

                             (e) Subsidiaries. Without the prior written consent
of Financial Security, the Trust shall not form, or cause to be formed, any Subsidiaries.

                             (f) Insolvency. The Trust shall not commence any
case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, consolidation or other relief with respect to it or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets or make a general assignment for the benefit of its creditors. The Trust shall not take any action in furtherance of, or indicating the consent to, approval of, or acquiescence in any of the acts set forth above. The Trust shall not admit in writing its inability to pay its debts.

                             (g) Impairment of Rights. The Trust shall not take
any action, or fail to take any action that will interfere with the enforcement of any rights under this Agreement or the other Transaction Agreements.

                             (h) Successor Parties. The Trust will not remove or
replace, or cause to be removed or replaced, the Master Servicer, the Indenture Trustee, the Owner Trustee or the Administrator.

                             Section 2.04. Representations and Warranties of
WII. WII represents and warrants to Financial Security as follows:

                             (a) Due Organization. WII is a corporation duly
organized, validly existing and in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business and had at all relevant times, and has, power, authority, and legal right to acquire, pledge and sell the Contracts; WII is duly qualified to do business as a foreign corporation in good standing under the laws of each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the business or properties of WII; WII holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as presently conducted. WII's principal place of business, chief executive office and the office where it keeps its records is located at 23 Pasteur Road, Irvine, California 92718.

                             (b) Corporate Power and Authority. WII has full
right, power and authority to own its properties and to conduct its business as presently conducted; WII has the power and authority to execute and deliver this Agreement and each other Transaction Agreement to which WII is a party and to carry out the terms of each such agreement.

                             (c) Valid and Binding Obligations. Each of the
Transaction Agreements to which WII is a party constitutes a legal, valid, and binding obligation of WII, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

                             (d) Noncontravention. The consummation of the
transactions contemplated by this Agreement and by each other Transaction Agreement to which WII is a party and the fulfillment of the terms hereof and thereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute a default (nor an event which, with the giving of notice or passage of time, or both, would constitute a default) under, the articles of incorporation or by-laws of WII, or any indenture, agreement, or other instrument to which WII is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument; nor violate any law or any order, rule, or regulation applicable to WII of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over WII or its properties.

                             (e) No Consents. No consent, license, approval or
authorization from, or registration or declaration with, any governmental authority, bureau or agency, nor any consent, approval, waiver or notification of any creditor, lessor or other non-governmental person, is required in connection with the execution, delivery and performance by WII of this Agreement or of any other Transaction Agreement to which WII is a party, except (in each case) such as have been obtained and are in full force and effect.

                             (f) Pending Litigation or Other Proceeding. To
WII's best knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over WII or its properties: (A) asserting the invalidity of this Agreement, any other Transaction Agreement to which WII is a party, the Notes or the Certificates, (B) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by any of the Transaction Agreements to which WII is a party, (C) seeking any determination or ruling that might materially and adversely affect the performance by WII of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Agreement to which WII is a party, or (D) involving WII and which might adversely affect the federal income tax attributes of the Notes, the Certificates or the Trust.

                             (g) Incorporation of Representations and
Warranties. All of the representations and warranties made by WII in the Transaction Agreements are incorporated herein as if set forth herein and each such representation and warranty is true and correct as of the Closing Date.

                             Section 2.05. Affirmative Covenants of WII. WII
covenants and agrees with Financial Security that, at all times during the term of this Agreement:

                             (a) Compliance with Agreements. WII will comply
with all terms and conditions of this Agreement and each other Transaction Agreement to which it is a party. WII will not cause or permit to become effective any amendment to or modification of the Transaction Agreements unless Financial Security shall have previously approved in writing the form of such amendment or modification.

                             (b) Financial Statements, Accountants' Reports,
Other Information. WII shall keep proper books and records, in which full and correct entries shall be made of financial transactions and the assets and business of WII in accordance with generally accepted accounting principles consistently applied. WII shall furnish to Financial Security, simultaneously with the delivery of such documents to the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders, as the case may be, copies of all reports, certificates, statements or notices furnished to the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders, as the case may be, pursuant to the Sale and Servicing Agreement.

                             (c) Certificate of Compliance. WII shall deliver to
Financial Security, concurrently with the delivery of the financial statements required pursuant to paragraph (b) above, a certificate signed by an Authorized Officer of WII stating that:

                                 (i) a review of WII's performance under this
               Agreement and the other Transaction Agreements to which WII is a party during such period has been made under such officer's supervision; and

                                 (ii) to the best of such officer's knowledge,
               based upon such review, WII has fulfilled all its obligations under this Agreement and the other Transaction Agreements to which WII is a party during such period, or, if there has been a default of any such obligation, specifying each such default known to such officer and the nature and status thereof.

                             (d) Access to Records; Discussions With Officers
and Accountants. WII shall, upon the reasonable request of Financial Security, permit Financial Security's Authorized Agent at reasonable times (i) to inspect such books and records of WII as may relate to the Notes, the Certificates and the obligations of WII under this Agreement and the other Transaction Agreements to which WII is a party; and (ii) to discuss the affairs, finances and accounts of WII with any of its respective officers, directors and representatives, including its Independent Accountants.

                             (e) Maintain Licenses. WII shall maintain all
licenses, permits, charters and registrations that are material to the performance by WII of its obligations under the Transaction Agreements to which it is a party or by which WII is bound.

                             (f) Maintain Existence; Merger. WII shall keep in
full effect its existence, rights and franchises under the laws of the State of California, and shall at all times continue to be duly organized, duly qualified and duly authorized (as described in Sections 2.04(a) and (b) hereof) and shall conduct its business in accordance with the terms of its corporate charter and bylaws. WII shall not consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person unless the Person formed by such consolidation or into which WII has merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of WII as an entirety, can lawfully perform the obligations of WII hereunder and executes and delivers to the Owner Trustee an agreement, in form and substance reasonably satisfactory to the

Owner Trustee and Financial Security, which contains an assumption by such Person of the due and punctual performance and satisfaction of each covenant and condition to be performed or satisfied by WII under this Agreement.

                             (g) Maintenance of Separate Corporate Existence.
WII shall at all times hold itself out to the public, including the Company, WFS and the Bank, under WII's own name and as a separate and distinct entity from the Company, WFS and the Bank. At all times at least one director and one executive officer of WII (or one individual serving in both capacities) shall be a Person who is not a director, officer or employee of any Person owning beneficially more than 10% of the outstanding common stock of WII. WII shall maintain separate corporate records and books of account from those of the Company, WFS and the Bank, shall not commingle its assets with any other Person (except to the limited extent (if any) permitted by the approval of Financial Security) and shall authorize its corporate actions in accordance with applicable law. WII shall not engage in business transactions with any of its Affiliates on terms and conditions less favorable to WII than those available to WII for comparable transactions from Persons who are not Affiliates of WII. WII shall maintain its chief executive office, principal place of business and the office where it keeps its records in the State of California and separate and apart from any office of the Company, the Bank, the Master Servicer or any Affiliate of any of them.

                             (h) Retirement of Notes and Certificates. WII shall
cause the Trust, upon retirement of the Certificates, to furnish to Financial Security a notice of such retirement, and, upon such retirement and the expiration of the term of the Certificate Policy, to surrender the Certificate Policy to Financial Security for cancellation.

                             (i) Incorporation of Covenants. WII agrees to
comply with each of the covenants of WII set forth in the Transaction Agreements and hereby incorporates such covenants by reference as if each were set forth herein.

                             (j) Tax Matters. As of the Closing Date, the Trust
is, and shall remain during the term of this Agreement, taxable as a partnership for federal and state income tax purposes and not as an association (or publicly traded partnership) taxable as a corporation.

                             (k) Certificates. WII shall purchase from the
Underwriter and thereafter retain beneficial and record ownership of Certificates representing at least 1% of the Certificate Balance.

                             Section 2.06. Negative Covenants of WII. WII agrees
and covenants with Financial Security that at all times during the term of this
Agreement:

                             (a) Amendments to Organizational Documents. WII
shall not amend, supplement or otherwise modify, or cause to permit any amendment, supplement or other modification of, Articles 2 or 4 of its charter (or any other Articles of its charter that relate to the matters addressed by such Articles 2 or 4) or its bylaws without the prior written consent of Financial Security.

                             (b) No Liens. Without the prior written consent of
Financial Security, WII shall not create, incur, assume or suffer to exist any mortgage, deed of trust, security interest, assignment, deposit arrangement or other preferential arrangement, charge or encumbrance (including, without limitation, any conditional sale or other title retention agreement or finance lease) of any nature upon or with respect to any of its properties or assets, now owned or hereafter acquired, or sign or file under the Uniform Commercial Code of any jurisdiction any financing statement that names WII as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement.

                             (c) Creation of Indebtedness. Without the prior
written consent of Financial Security, WII shall not create, incur, assume or suffer to exist any indebtedness other than indebtedness guaranteed or approved in writing by Financial Security.

                             (d) Guarantees, Etc. Without the prior written
consent of Financial Security, WII shall not assume, guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person, agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital.

                             (e) Subsidiaries. Without the prior written consent
of Financial Security, WII shall not form, or cause to be formed, any subsidiaries.

                             (f) Insolvency. WII shall not commence any case,
proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors. WII shall not take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in any of the acts set forth above. WII shall not be unable to, or admit in writing its inability to, pay its debts.

                             (g) Impairment of Rights. WII shall not take any
action or fail to take any action that will interfere with the enforcement of any rights under this Agreement or the other Transaction Agreements.

                             (h) Insolvency of Trust. WII shall not, for any
reason, institute proceedings for the Trust to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Trust, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of the property of the Trust or cause or permit the Trust to make any assignment for the benefit of creditors, or admit in writing the inability of the Trust to pay its debt generally as they become due, or declare or effect a moratorium on the debt of the Trust or take any action in furtherance of any such action.

                             (i) No Withdrawal. WII shall not, for any reason,
withdraw or attempt to withdraw from the Trust Agreement, dissolve, institute proceedings for it to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganize or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

                             (j) Demand Note. WII shall not (i) assign, sell,
convey, pledge, transfer, reconvey, cancel, forgive, compromise or otherwise dispose of the Demand Note held by it, in whole or in part, (ii) make any distribution other than to the Trust or unless the aggregate net worth of WII following such distribution shall be at least equal to 10% of the Original Certificate Balance or (iii) except as specifically permitted by the Trust Agreement, sell, transfer, assign, give or encumber by operation of law or otherwise any of its assets.

                             (k) Compliance with Transaction Agreements and
similar transactions. The provisions of subsections 2.06(c), (d) and (g), notwithstanding, WII's execution and performance of its covenants and obligations under the Transaction Agreements and under any similar documents executed in connection with one or more other owner trust transactions as to which Financial Security has issued one or more insurance policy similar to the Policies shall not require the prior writen consent of Financial Security and shall not be deemed to impair the rights of WII under this Agreement or the other Transaction Agreements.

                             Section 2.07. Representations and Warranties of the
Company. The Company represents and warrants to Financial Security as follows:

                             (a) Due Organization. The Company is a corporation
duly organized, validly existing and in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business and had at all relevant times, and has, power, authority, and legal right to acquire, pledge and sell the Contracts; the Company is duly qualified to do business as a foreign corporation in good standing under the laws of each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the business or properties of the Company; the Company holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as presently conducted. The Company's principal place of business, chief executive office and the office where it keeps its records is located at 16485 Laguna Canyon Road, Irvine, California 92718.

                             (b) Corporate Power and Authority. The Company has
full right, power and authority to own its properties and to conduct its business as presently conducted; the Company has the power and authority to execute and deliver this Agreement and each other Transaction Agreement to which the Company is a party and to carry out the terms of each such agreement, and has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Owner Trustee as part of the Trust and has duly authorized such sale and assignment to the Trustee by all necessary corporate action; and the execution, delivery, and performance of this Agreement and each other Transaction Agreement to which the Company is a party has been duly authorized by the Company by all necessary corporate action.

                             (c) Valid and Binding Obligations. Each of the
Transaction Agreements to which the Company is a party constitutes a legal, valid, and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law. The Certificates, when executed, authenticated and delivered in accordance with the Trust Agreement, will be validly issued and outstanding and entitled to the benefits of the Trust Agreement and will evidence the entire beneficial ownership in the Trust. The Notes when executed, authenticated and delivered in accordance with the Indenture, will be entitled to the benefits of the Indenture and will constitute legal, valid and binding obligations of the Trust, enforceable in accordance with their terms.

                             (d) Noncontravention. The consummation of the
transactions contemplated by this Agreement and by each other Transaction Agreement to which the Company is a party and the fulfillment of the terms hereof and thereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute a default (nor an event which, with the giving of notice or passage of time, or both, would constitute a default) under, the articles of incorporation or by-laws of the Company, or any indenture, agreement, or other instrument to which the Company is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument (other than this Agreement and the Collateral Assignment); nor violate any law or any order, rule, or regulation applicable to the Company of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Company or its properties.

                             (e) No Consents. No consent, license, approval or
authorization from, or registration or declaration with, any governmental authority, bureau or agency, nor any consent, approval, waiver or notification of any creditor, lessor or other non-governmental person, is required in connection with the execution, delivery and performance by the Company of this Agreement or of any other Transaction Agreement to which the Company is a party, except (in each case) such as have been obtained and are in full force and effect.

                             (f) Pending Litigation or Other Proceeding. To the
Company's best knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Company or its properties: (A) asserting the invalidity of this Agreement, any other Transaction Agreement to which the Company is a party, the Notes or the Certificates, (B) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by any of the Transaction Agreements to which the Company is a party, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Agreement to which the Company is a party, or (D) involving the Company and which might adversely affect the federal income tax attributes of the Notes, the Certificates or the Trust.

                             (g) Registration Statement; Prospectus. The Company
has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1, and a related preliminary prospectus for the registration of the Certificates and the Notes under the Securities Act, has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended, if applicable) and the prospectus constituting a part thereof (including in each case all documents, if any, incorporated by reference therein and the information, if any, deemed to be part thereof pursuant to the rules and regulations of the Commission under the Securities Act (the "Rules and Regulations")), as from time to time amended or supplemented pursuant to the Securities Act or otherwise, are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively, except that if any revised prospectus shall be provided by the Company for use in connection with the offering of the Certificates or the Notes which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424 of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriter for such use. As of the date hereof, the Registration Statement and Prospectus filed under the Securities Act or pursuant to the Rules and Regulations complies in all material respects with the Securities Act and the Rules and Regulations, and the Registration Statement at the time it became effective and at all times subsequent thereto complied, and at each time that the Prospectus is provided to the Underwriter for use in connection with the offering or sale of any Certificate will comply, in all material respects with the requirements of the Securities Act and the Rules and Regulations. The Registration Statement and the Prospectus at the time the Registration Statement became effective did not and on the date hereof does not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus at the time it was filed under the Securities Act or the Rules and Regulations and at the time it was first provided to the Underwriters for use in connection with the offering of the Certificates and the Notes did not, and on the Closing Date does not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the Registration Statement or the Prospectus or any preliminary prospectus made in reliance upon information furnished to the Company in writing by Financial Security expressly for use therein.

                             (h) Incorporation of Representations and
Warranties. All of the representations and warranties made by the Company as Seller in Section 3.01(b) of the Sale and Servicing Agreement and as Depositor in, Section 2.10 of the Trust Agreement and in the Underwriting Agreement are incorporated herein as if set forth herein and each such representation and warranty is true and correct as of the Closing Date.

                             (i) Security Interest in Contracts. This Agreement,
together with possession of the Collateral by the Master Servicer pursuant to the Sale and Servicing Agreement and the filing referred to below, creates as security for the Company's obligations under this Agreement a security interest in favor of the Collateral Agent, as collateral agent for Financial Security, in each item of the Collateral, as constituted as of the Closing Date; such security interest has been perfected and is a valid, binding and enforceable first priority security interest, subject only, to the extent set forth in Section 5.01(d) hereof, to the interest of the Indenture Trustee with respect to the Indenture Property and the Securityholders; a financing statement with respect to the Contracts has been filed with the California Secretary of State pursuant to the California UCC, and the marking required by
Section 3.01(b)(xvi) of the Sale and Servicing Agreement has been made on each Contract, except to the extent (if any) that Financial Security has waived in writing compliance with such requirement; no other filings in any jurisdiction or any other actions are necessary to perfect the security interest of the Collateral Agent, as collateral agent for Financial Security, in the Collateral, as constituted as of the Closing Date, as against any third parties.

                             (j) Security Interest in Other Collateral. Assuming
the acquisition of Eligible Investments in accordance with the Sale and Servicing Agreement, such Eligible Investments will be subject to a valid, binding and enforceable first priority security interest in favor of the Collateral Agent, as collateral agent for Financial Security, subject only, to the extent set forth in Section 5.01(d) hereof, to the interest of the Indenture Trustee with respect to the Indenture Property and the Securityholders; assuming deposit of each check constituting proceeds of the Contracts in the Collection Account or Holding Account, as applicable, within ten days of receipt of such check by the Master Servicer, such check will be subject to a valid, first priority perfected security interest in favor of the Collateral Agent, subject, to the extent set forth in Section 5.01(d) hereof, to the interest of the Indenture Trustee with respect to the Indenture Property and the Securityholders; at such time as it is received by the Master Servicer and until deposited in the Collection Account or Holding Account, as applicable; the proceeds of such deposited check that remain in the Collection Account or the Holding Account will be subject to a valid, first priority security interest in favor of the Collateral Agent, subject, to the extent set forth in Section 5.01(d) hereof, to the interest of the Trust under the Sale and Servicing Agreement.

                             (k) Valid Transfer of Contracts. The Sale and
Servicing Agreement and the Seller Assignments constitute a valid sale, transfer and assignment of the Contracts, enforceable against creditors of and purchasers from the Company, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

                             (l) Financial Information. The audited financial
statements of the Company for the fiscal year ended December 31, 1995 and the unaudited financial statements of the Company for the fiscal quarter ended June 30, 1996, copies of which have been furnished to Financial Security, as of the dates and for the periods referred to therein (i) are true, complete and correct in all material respects, (ii) fairly present the financial condition of the Company and the results of operations and changes in financial position of the Company and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied (subject, in the case of the quarterly financial statements, to normal year-end adjustments), and such financial statements indicate that the Company is solvent and will not be rendered insolvent by the execution, delivery and performance of the Transaction Agreements. Since June 30, 1996, there has been no material adverse change in the business, financial condition or operations of the Company.

                             Section 2.08. Representations and Warranties of
WFS. WFS represents and warrants to Financial Security as follows:

                             (a) Due Organization. WFS is duly organized and
validly existing as a licensed consumer finance company organized and existing and in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business and had at all relevant times, and has, power, authority, and legal right to acquire and own the Contracts and is duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification.

                             (b) Corporate Power and Authority. WFS has the
power and authority to execute and deliver this Agreement and each other Transaction Agreement to which WFS is a party and to carry out the terms of each such agreement, and has full power and authority to sell and assign the property to be sold and assigned to the Company for inclusion in the Trust and the Spread Account and has duly authorized such sale and assignment to the Company by all necessary corporate action; and the execution, delivery, and performance of this Agreement and each other Transaction Agreement to which WFS is a party has been duly authorized by WFS by all necessary corporate action.

                             (c) Valid and Binding Obligations. The WFS
Assignments constitute a valid sale, transfer, and assignment of the Contracts to the Company, enforceable against creditors of and purchasers from WFS, and each of the Transaction Agreements to which WFS is a party constitutes a legal, valid, and binding obligation of WFS, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law. The Certificates, when executed, authenticated and delivered in accordance with the Trust Agreement, will be validly issued and outstanding and entitled to the benefits of the Trust Agreement and will evidence the entire beneficial ownership in the Trust. The Notes when executed, authenticated and delivered in accordance with the Indenture, will be entitled to the benefits of the Indenture and will constitute legal, valid and binding obligations of the Trust, enforceable in accordance with their terms.

                             (d) Noncontravention. The consummation of the
transactions contemplated by this Agreement and by each other Transaction Agreement to which WFS is a party and the fulfillment of the terms hereof and thereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute a default (nor an event which, with the giving of notice or passage of time, or both, would constitute a default) under, the articles of organization or by-laws of WFS, or any indenture, agreement, or other instrument to which WFS is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instruments; nor violate any law or any order, rule, or regulation applicable to WFS of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over WFS or its properties.

                             (e) No Consents. No consent, license, approval or
authorization from, or registration or declaration with, any governmental authority, bureau or agency, nor any consent, approval, waiver or notification of any creditor, lessor or other non-governmental person, is required in connection with the execution, delivery and performance by WFS of this Agreement or of any other Transaction Agreement to which WFS is a party, except (in each case) such as have been obtained and are in full force and effect.

                             (f) Pending Litigation or Other Proceeding. To
WFS's best knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over WFS or its properties: (A) asserting the invalidity of this Agreement or any other Transaction Agreement to which WFS is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by any of the Transaction Agreements to which WFS is a party, (C) seeking any determination or ruling that might materially and adversely affect the performance by WFS of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Agreement to which WFS is a party, or (D) involving WFS and which might adversely affect the federal income tax attributes of the Certificates.

                             (g) Affirmation and Incorporation of Certain
Representations and Warranties. WFS represents and warrants to Financial Security that the representations and warranties of the Company set forth in
Section 2.07 hereof, in the Underwriting Agreement and in Section 3.01(b) of the Sale and Servicing Agreement and Section 2.10 of the Trust Agreement are (in each case) true and correct as if set forth herein and that the representations and warranties of WFS set forth in the Underwriting Agreement and by WFS as Master Servicer set forth in Section 4.06 of the Sale and Servicing Agreement are (in each case) true and correct as if set forth herein.

                             (h) Valid Transfer of Contracts. The WFS
Assignments constitute a valid sale, transfer and assignment of the Contracts to the Company, enforceable against creditors of and purchasers from WFS, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and
(ii) general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

                             (i) Financial Information. The audited consolidated
financial statements of WFS for the fiscal year ended December 31, 1995 and the unaudited consolidated financial statements of WFS for the fiscal quarter ended June 30, 1996, copies of which have been furnished to Financial Security, as of the dates and for the periods referred to therein (i) are true, complete and correct in all material respects, (ii) fairly present the consolidated financial condition of WFS and the consolidated results of operations and changes in cash flows of WFS and its consolidated subsidiaries, and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied (subject, in the case of the quarterly financial statements, to normal year-end adjustments), and such financial statements indicate that WFS is solvent and will not be rendered insolvent by the execution, delivery and performance of the Transaction Agreements. Since June 30, 1996, there has been no material adverse change in the business, financial condition or operations of WFS.

                             Section 2.09. Affirmative Covenants of the Company.
The Company covenants and agrees with Financial Security that, at all times during the term of this Agreement:

                             (a) Compliance with Agreements. The Company will
comply with all terms and conditions of this Agreement and each other Transaction Agreement to which it is a party. The Company will not cause or permit to become effective any amendment to or modification of the Transaction Agreements unless Financial Security shall have previously approved in writing the form of such amendment or modification.

                             (b) Financial Statements, Accountants' Reports,
Other Information. The Company shall keep proper books and records, in which full and correct entries shall be made of financial transactions and the assets and business of the Company in accordance with generally accepted accounting principles consistently applied. The Company shall furnish to Financial Security, simultaneously with the delivery of such documents to the Owner Trustee, Indenture Trustee, the Noteholders or the Certificateholders, as the case may be, copies of all reports, certificates, statements or notices furnished to the Owner Trustee, the Noteholders or the Certificateholders, as the case may be, pursuant to the Transaction Agreements.

                             (c) Certificate of Compliance. The Company shall
deliver to Financial Security, concurrently with the delivery of the financial statements required pursuant to paragraph (b) above, a certificate signed by an Authorized Officer of the Company stating that:

                                 (i) a review of the Company's performance under
               this Agreement and the other Transaction Agreements to which the Company is a party during such period has been made under such officer's supervision; and

                                 (ii) to the best of such officer's knowledge,
               based upon such review, the Company has fulfilled all its obligations under this Agreement and the other Transaction Agreements to which the Company is a party during such period, or, if there has been a default of any such obligation, specifying each such default known to such officer and the nature and status thereof.

                             (d) Access to Records; Discussions With Officers
and Accountants. The Company shall, upon the reasonable request of Financial Security, permit an authorized agent of Financial Security at reasonable times
(i) to inspect such books and records of the Company as may relate to the Notes, the Certificates and the obligations of the Company under this Agreement and the other Transaction Agreements to which the Company is a party; and (ii) to discuss the affairs, finances and accounts of the Company with any of its respective officers, directors and representatives, including its Independent Accountants.

                             (e) Maintain Licenses. The Company shall maintain
all licenses, permits, charters and registrations that are material to the performance by the Company of its obligations under the Transaction Agreements to which it is a party or by which the Company is bound.

                             (f) Financing Statements and Further Assurances.
The Company will file all necessary financing statements, assignments or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the Lien and security interest in and all rights of Financial Security with respect to the Collateral, subject to the Sale and Servicing Agreement, and the Company shall, upon the request of Financial Security, from time to time, execute and deliver and, if necessary, file such further instruments and take such further action as may be reasonably necessary to effectuate the provisions of this Agreement or to protect the security interest of Financial Security, subject to the Sale and Servicing Agreement, in the Collateral.

                             (g) Maintain Existence; Merger. The Company shall
keep in full effect its existence, rights and franchises under the laws of the State of California, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Contract Documents and the Transaction Agreements to which the Company is a party. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person unless the Person formed by such consolidation or into which the Company has merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of the Company as an entirety, can lawfully perform the obligations of the Company hereunder and executes and delivers to the Owner Trustee an agreement, in form and substance reasonably satisfactory to the Owner Trustee and Financial Security, which contains an assumption by such Person of the due and punctual performance and satisfaction of each covenant and condition to be performed or satisfied by the Company under this Agreement.

                             (h) Maintenance of Separate Corporate Existence.
The Company shall at all times hold itself out to the public, including WFS and the Bank, under the Company's own name and as a separate and distinct entity from WFS and the Bank. At all times at least one director and one executive officer of the Company (or one individual serving in both capacities) shall be a Person who is not a director, officer or employee of any Person owning beneficially more than 10% of the outstanding common stock of the Company. The Company shall maintain separate corporate records and books of account from those of WFS and the Bank, shall not commingle its assets with any other Person (except to the limited extent (if any) permitted by the approval of Financial Security) and shall authorize its corporate actions in accordance with applicable law. The Company shall not engage in business transactions with any of its Affiliates on terms and conditions less favorable to the Company than those available to the Company for comparable transactions from Persons who are not Affiliates of the Company. The Company shall maintain its chief executive office, principal place of business and the office where it keeps its records in the State of California and separate and apart from any office of the Master Servicer.

                             (i) Compliance with Article 76 of New York
Insurance Law. The Company shall ensure that the Prospectus, and any supplements or amendments thereto, and every preliminary prospectus delivered with respect to the Notes and the Certificates, clearly disclose that the Policies are not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

                             Section 2.10. Negative Covenants of the Company.
The Company agrees and covenants with Financial Security that at all times during the term of this Agreement:

                             (a) Amendments to Organizational Documents. The
Company shall not amend, supplement or otherwise modify, or cause to permit any amendment, supplement or other modification of, Articles 2 or 5 of its charter (or any other Articles of its charter that relate to the matters addressed by such Article 2 or 5) or its bylaws without the prior written consent of Financial Security.

                             (b) No Liens. Without the prior written consent of
Financial Security, the Company shall not create, incur, assume or suffer to exist any mortgage, deed of trust, security interest, assignment, deposit arrangement or other preferential arrangement, charge or encumbrance (including, without limitation, any conditional sale or other title retention agreement or finance lease) of any nature upon or with respect to any of its properties or assets, now owned or hereafter acquired, or sign or file under the Uniform Commercial Code of any jurisdiction any financing statement that names the Company as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement.

                             (c) Creation of Indebtedness. Without the prior
written consent of Financial Security, the Company shall not create, incur, assume or suffer to exist any indebtedness other than indebtedness guaranteed or approved in writing by Financial Security.

                             (d) Guarantees, Etc. Without the prior written
consent of Financial Security, the Company shall not assume, guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person, agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital.

                             (e) Subsidiaries. Without the prior written consent
of Financial Security, the Company shall not form, or cause to be formed, any subsidiaries.

                             (f) Insolvency. The Company shall not commence any
case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors. The Company shall not take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in any of the acts set forth above. The Company shall not be unable to, or admit in writing its inability to, pay its debts.

                             (g) Impairment of Rights. The Company shall not
take any action or fail to take any action that will interfere with the enforcement of any rights under this Agreement or the other Transaction Agreements.

                             Section 2.11. Affirmative Covenants of WFS. WFS
covenants and agrees with Financial Security that, at all times during the term of this Agreement:

                             (a) Compliance With Agreements. WFS will comply
with all terms and conditions of this Agreement and each other Transaction Agreement to which it is a party. WFS will not cause or permit to become effective any amendment to or modification of the Transaction Agreements to which it is a party unless Financial Security shall have previously approved in writing the form of such amendment or modification.

                             (b) Financial Statements, Accountants' Reports,
Other Information. WFS shall keep proper books and records, in which full and correct entries shall be made of financial transactions and the assets and business of WFS in accordance with generally accepted accounting principles consistently applied. WFS shall furnish to Financial Security, simultaneously with the delivery of such documents to the Indenture Trustee, the Noteholders or the Certificateholders, as the case may be, copies of all reports, certificates, statements or notices furnished to the Indenture Trustee or the Certificateholders, as the case may be, pursuant to the Sale and Servicing Agreement. WFS shall also deliver to Financial Security, simultaneously with the delivery of such documents to the relevant federal or state department or agency copies of all Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and periodic reports on Form 8-K required to be filed by WFS with the Securities and Exchange Commission.

                             (c) Certificate of Compliance. WFS shall deliver to
Financial Security, concurrently with the delivery of the financial statements required pursuant to paragraph (b) above, a certificate signed by an Authorized Officer of WFS stating that:

                                 (i) a review of WFS's performance under this
               Agreement and the other Transaction Agreements to which WFS is a party during such period has been made under such officer's supervision; and

                                 (ii) to the best of such officer's knowledge,
               based upon such review, WFS has fulfilled all its obligations under this Agreement and the other Transaction Agreements to which WFS is a party during such period, or, if there has been a default of any such obligation, specifying each such default known to such officer and the nature and status thereof.

                             (d) Access to Records; Discussions With Officers
and Accountants. WFS shall, upon the reasonable request of Financial Security, permit Financial Security's Authorized Agent at reasonable times (i) to inspect such books and records of WFS as may relate to the Notes, the Certificates and the obligations of WFS under this Agreement and the other Transaction Agreements to which WFS is a party; and (ii) to discuss the affairs, finances and accounts of WFS with any of its respective officers, directors and representatives, including its Independent Accountants.

                             (e) Maintain Licenses. WFS shall maintain all
licenses, permits, charters and registrations that are material to the performance by WFS of its obligations under the Transaction Agreements to which it is a party or by which WFS is bound.

                             (f) Maintain Existence; Merger. WFS shall keep in
full effect its existence, rights and franchises under the laws of the State of California, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Contract Documents and the Transaction Agreements to which WFS is a party. WFS shall not consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person unless the Person formed by such consolidation or into which WFS has merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of WFS as an entirety, can lawfully perform the obligations of WFS hereunder and executes and delivers to the Owner Trustee an agreement, in form and substance reasonably satisfactory to the Owner Trustee and Financial Security, which contains an assumption by such Person of the due and punctual performance and satisfaction of each covenant and condition to be performed or satisfied by WFS under this Agreement.

                             (g) Subservicing. WFS, as Master Servicer, shall
not appoint, pursuant to Section 4.01 of the Sale and Servicing Agreement, any Subservicer that has not been approved in advance by Financial Security. WFS as Master Servicer shall not cause or permit to become effective any Subservicing Agreement that is in a form that varies substantially from the form thereof set forth as [Exhibit B] to the Sale and Servicing Agreement unless the form of such varying agreement shall have been approved in writing by Financial Security.

                             (h) No Petition Agreement. WFS covenants and agrees
that, for a period of one year plus one day after payment in full of all amounts payable in respect of the Notes and the

Certificates, it will not institute against, or join any other Person in instituting against the Company any bankruptcy, reorganization, arrangement, conservatorship, receivership, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, receivership or similar law, in connection with any amounts due WFS (or any Affiliate or parent thereof) under any Transaction Agreement or otherwise without the prior written consent of Financial Security. The provisions of this paragraph shall survive termination of this Agreement.


                                   ARTICLE III

                          THE POLICIES; INDEMNIFICATION

                             Section 3.01. Agreement to Issue Policies.
Financial Security agrees to issue the Policies subject to the satisfaction of the conditions hereinafter set forth.

                             Section 3.02. Conditions Precedent to Issuance of
Policies.

                             (a) The obligation of Financial Security to issue
the Policies is subject to the following having occurred or being true (as the case may be): (i) WFS shall have assigned, conveyed and transferred, or caused to be assigned, conveyed and transferred, the Collateral to the Company, (ii) the Company shall have created a valid security interest in the Collateral in favor of the Collateral Agent, (iii) the Company shall have assigned, conveyed and transferred the Collateral to the Trust, (iv) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the best knowledge of the Company, threatened by the Commission and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Commission, (v) the Premium shall have been paid in accordance with Section 3.03 hereof, (vi) the representations and warranties of the Trust and each Western Entity set forth or incorporated by reference in this Agreement shall be true and correct on and as of the Closing Date, and
(vii) each Transaction Agreement shall be in full force and effect as of the Closing Date and no default (or event which, with the giving of notice or passage of time, or both, would become a default) thereunder shall have occurred and be continuing.

                             (b) The obligation of Financial Security to issue
the Policies is further subject to the condition precedent that Financial Security shall have received on the Closing Date, or, in its sole and absolute discretion, received the opportunity to review prior to and on the Closing Date, the following, each dated the Closing Date and in full force and effect on such date, except as otherwise provided herein, in form and substance satisfactory to Financial Security and its counsel:

                                 (i) a certificate of an Authorized Officer of
               each Western Entity other than WII stating that nothing has come to the attention of such Western Entity to indicate that the Registration Statement or the Prospectus, on the date the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus on any date on which it was furnished to the Underwriter for use in connection with the offering of the Certificates and Notes contained, or on the Closing Date contains, any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements made therein not misleading;

                                 (ii) copies, certified to be true copies by the
               Secretary or an Assistant Secretary of each Western Entity, of
               (i) the resolutions of the Board of Directors of such Western Entity authorizing the execution, delivery and performance of this Agreement and each other Transaction Agreement to which such Western Entity is a party and all other transactions and documents contemplated hereby and thereby, and of all other documents evidencing any other necessary action of such Western Entity (which certification shall state that such resolutions have not been modified, are in full force and effect and constitute the only resolutions adopted by such Western Entity's Board of Directors or any committee thereof with respect thereto), (ii) the articles of association, as amended, of such Western Entity and (iii) the by-laws, as amended, of such Western Entity;

                                 (iii) copies, certified to be true copies by an
               Authorized Officer of the Owner Trustee, of (i) the resolutions of the board of directors of the Owner Trustee authorizing the execution, delivery and performance by the Owner Trustee of this Agreement and each other Transaction Agreement to which the Owner Trustee is a party and all transactions and documents contemplated hereby and thereby, and of all other documents evidencing any other necessary action of the Owner Trustee (which certification shall state that such resolutions have not been modified, are in full force and effect and constitute the only resolutions adopted by the Owner Trustee's board of directors or any committee thereof with respect thereto and (ii) the Certificate of Trust, certified by the Secretary of State or other appropriate official of the State of Delaware;

                                 (iv) a certificate of an Authorized Officer of
               each Western Entity stating that (i) attached thereto are true and complete copies, if any, of all consents, licenses and approvals necessary for each Western Entity to execute, deliver and perform this Agreement, the other Transaction Agreements to which such Western Entity is a party and all other documents and instruments on the part of such Western

               Entity to be delivered pursuant hereto or thereto, and (ii) all such consents, licenses and approvals are in full force and effect, such Western Entity has not received any notice of any proceeding for the revocation of any such license, charter, permit or approval, and, to such Western Entity's knowledge, there is no threatened action or proceeding or any basis therefor;

                                 (v) a certificate of an Authorized Officer of
               the Owner Trustee stating that (i) attached thereto are true and complete copies, if any, of all consents, licenses and approvals necessary for the Owner Trustee to execute, deliver and perform this Agreement, the other Transaction Agreements to which the Owner Trustee is a party and all other documents and instruments on the part of the Owner Trustee to be delivered pursuant hereto or thereto have been obtained, and (ii) all such consents, licenses and approvals are in full force and effect, the Owner Trustee has not received any notice of any proceeding for the revocation of any such license, charter, permit or approval, and, to the Owner Trustee's knowledge, there is no threatened action or proceeding or any basis therefor;

                                 (vi) a certificate of the Secretary or an
               Assistant Secretary of such Western Entity certifying (i) the names and true signatures of the officers of such Western Entity executing and delivering this Agreement, the other Transaction Agreements to which such Western Entity is a party and the other documents to be executed and delivered by such Western Entity hereunder and thereunder, (ii) that approval by such Western Entity's stockholders of the execution and delivery of this Agreement, the other Transaction Agreements and all other such documents to be executed and delivered, by such Western Entity hereunder, has been obtained or is not required, and (iii) that no resolution for the dissolution of such Western Entity has been adopted or contemplated and that no such proceedings have been commenced or are contemplated;

                                 (vii) a certificate of an Authorized Officer of
               the Owner Trustee certifying (i) the names and the true signatures of the officers of the Owner Trustee executing and delivering this Agreement, the other Transaction Agreements to which the Owner Trustee is a party and the other documents to be executed and delivered by the Owner Trustee hereunder and thereunder, (ii) that approval by the Owner Trustee's equity holders of the execution and delivery of this Agreement, the other Transaction Agreements and all other such documents to be executed and delivered, by the Owner Trustee hereunder, has been obtained or its not required, and (iii) that no action for the dissolution of the Owner Trustee has been adopted or contemplated and that no such proceedings have commenced or contemplated;

                                 (viii) a certificate of an Authorized Officer
               of each Western Entity to the effect that (x) the representations and warranties of such Western Entity set forth or incorporated by reference in this Agreement are true and correct on and as of the Closing Date and (y) confirming that the conditions precedent set forth herein with respect to such Western Entity are satisfied;

                                 (ix) a certificate of an Authorized Officer of
               the Trust to the effect that (x) the representations and warranties of the Trust set forth or incorporated by reference in this Agreement are true and correct on and as of the Closing Date and (y) confirming that the conditions precedent set forth herein with respect to the Trust are satisfied;

                                 (x) a favorable opinion of Messrs. Mitchell,
               Silberberg & Knupp, LLP, counsel to the Company, WFS, the Bank and WII, and such counsel shall have been instructed by its client to deliver such opinion to the addressees thereof, in form and substance satisfactory to counsel to Financial Security;

                                 (xi) a letter dated the Closing Date from
               Messrs. Mitchell, Silberberg & Knupp, LLP, counsel to the Company, WFS and the Bank, to the effect that Financial Security may rely upon their opinions as to certain bankruptcy and insolvency matters as if such opinions were addressed to Financial Security, and such counsel shall have been instructed by its client to deliver such reliance letter to Financial Security;

                                 (xii) a favorable opinion of Messrs. Mitchell,
               Silberberg & Knupp, LLP, special tax counsel to the Company, WFS, the Bank and WII, and such counsel shall have been instructed by its client to deliver such opinion to the addressees thereof, in form and substance satisfactory to counsel to Financial Security;

                                 (xiii) a favorable opinion of Richards, Layton
               & Finger, counsel to the Trust and the Owner Trustee, and such counsel shall have been instructed by its client to deliver such opinion to the addressees thereof, substantially in the form of Exhibit G hereto;

                                 (xiv) a certificate from the Collateral Agent
               and the Indenture Trustee, substantially in the form of Exhibit E hereto;

                                 (xv) a favorable opinion of White & Case,
               counsel to the Collateral Agent, the Proceeds Agent and the Indenture Trustee, and such counsel shall have been instructed by its client to deliver such opinion to the addressees thereof, substantially in the form of Exhibit F hereto;

                                 (xvi) evidence that amounts due and payable to
               Financial Security under Section 3.03 of this Agreement have been paid or that acceptable provisions therefor have been made;

                                 (xvii) a fully executed copy of each of the
               Transaction Agreements;

                                 (xviii) evidence that all actions necessary or,
               in the opinion of Financial Security, desirable to perfect and protect the interests transferred by the Sale and Servicing Agreement and the liens and security interests created by this Agreement, including, without limitation, the filing of any financing statements required by Financial Security or its counsel, have been taken or promptly shall be taken;

                                 (xix) a certificate or opinion of Independent
               Accountants addressed to Financial Security to the effect set forth in Exhibit H hereto;

                                 (xx) a certificate of the Master Servicer,
               signed by an Authorized Officer, identifying those Contracts as to which the Title Documents are not in the possession of the Company and certifying that such Title Documents showing WFS or the Bank as first lienholder have been applied for and as to which Section 3.09 of the Sale and Servicing Agreement applies;

                                 (xxi) evidence that the Company shall have
               deposited, or caused to have been deposited, in the Collection Account, the deposits required under the eighth paragraph of
               Section 4.01 of the Sale and Servicing Agreement, the deposits required in the Spread Account and any other deposits required to be made on the Closing Date under the Transaction Agreements to which the Company is a party; and

                                 (xxii) such other documents, instruments,
               approvals (and, if requested by Financial Security, certified duplicates of executed copies thereof) or opinions as Financial Security may reasonably request.

                             Section 3.03. Premium. In consideration of the
issuance by Financial Security of the Policies, the Company shall pay to Financial Security the initial installment of the Premium at the time of delivery of the Policies and further installments of the Premium, all in accordance with the terms of the letter agreement between the Company and Financial Security referred to in the definition of "Premium" set forth herein. Failure by the Company to pay any such further installments of the Premium shall not cause the Policies to be cancelled and shall not in any way relieve Financial Security of its obligations to make any payments under the Policies. Anything herein to the contrary notwithstanding, it is hereby agreed between the parties hereto that the full amount of the Premium shall have been earned by Financial Security upon its issuance of the Policies on the Closing Date and upon the occurrence of a Servicer Default under Section 8.01 of the Sale and Servicing Agreement (including without limitation, the failure of the Company to pay any installment of the Premium as and when due), the entire outstanding balance of further installments of the Premium shall be immediately due and payable. The Premium shall be nonrefundable without regard to whether Financial Security makes any payment under the Policies, any prepayment or early retirement of the Notes or the Certificates occur or any other circumstances occur relating to the Notes or the Certificates.

                             Section 3.04. Reimbursement Obligation.

                             (a) Each of the Trust and the Company agrees
absolutely and unconditionally to pay to Financial Security, in the manner provided in Section 3.04(b), as follows:

                                 (i) a sum equal to the total of all amounts
               which may be paid by Financial Security under the Policies;

                                 (ii) any accrued but unpaid installments of the
               Premium and any and all reasonable charges and expenses which Financial Security may pay or incur relating to any payment under the Policies, including, but not limited to, any fees and charges in connection with any accounts established to facilitate payments under the Policies, to the extent Financial Security has not been immediately reimbursed on the date that any amount is paid by Financial Security under the Policies;

                                 (iii) the amount of any reasonable costs or
               expenses (including attorneys' and accountants' fees and expenses) incurred by Financial Security (A) in connection with the enforcement of this Agreement or any of the other Transaction Agreements or (B) in connection with the foreclosure upon, sale or other disposition of the Collateral, to the extent that such costs and expenses are not recovered from such foreclosure, sale or other disposition;

                                 (iv) the amount of any payments made by
               Financial Security on behalf of the Company other than amounts specified under Section 3.04(a)(i) above, including, without limitation, the fees and expenses of the Collateral Agent, the Indenture Trustee, the Owner Trustee, the Trust and any Independent Accountants, and the amount of any payments made by Financial Security to (i) the Owner Trustee in respect of amounts (if any) owing by the Trust to the Owner Trustee pursuant to,
               Section 8.02 of the Trust Agreement and (ii) the Indenture Trustee pursuant to Section 6.07 of the Sale and Servicing Agreement to the extent that such amounts shall not have been paid by the Trust and are paid by Financial Security;

                                 (v) any federal, state or local tax (other than
               taxes payable in respect of the gross income of Financial Security) or other governmental charge imposed in connection with the issuance of the Policies or the business or operations of the Company, including, without limitation, by reason of the Company's being deemed to do business in the State of California;

                                 (vi) Financial Security's cost of providing to
               the Company (or to any Person at the request of the Company) any audited or unaudited financial statements, including, without limitation, the fees and expenses of Financial Security's Independent Accountants in reviewing such financial statements in connection with such provision and mailing and incremental printing costs;

                                 (vii) any amount otherwise required to be paid
               to or on behalf of Financial Security under this Agreement;

                                 (viii) any payments made by Financial Security
               as, or in lieu of, servicing, management, trustee, custodial or administrative fees payable, in the sole discretion of Financial Security, to third parties in connection with the transaction, to the extent (in each case) that such payment occurs following (i) the occurrence of an Event of Default (or event or circumstance that, with the giving of notice or the passage of time or both, would become an Event of Default) or (ii) the failure of any Person to perform its obligation to pay any such amount at the time and in the manner specified in this Agreement or any other Transaction Agreement; and

                                 (ix) interest on any and all such amounts from
               the date of payment by Financial Security of such amounts until payment thereof in full and interest on any and all amounts described in Sections 3.03 and 3.09 hereof, from the date due until payment thereof in full, in each case, payable at the Late Payment Rate.

                             (b) All amounts to be paid by the Trust or the
Company pursuant to subsection (a) above shall be due and payable without demand, and shall be payable in the priority and in the manner provided in the Sale and Servicing Agreement; provided, however, that upon the occurrence of any Servicer Default under the Sale and Servicing Agreement, Financial Security shall have the rights provided for herein and therein.

                             Section 3.05. Non-Recourse Obligation.
Notwithstanding any provision to the contrary contained in Section 3.04(a), the payment obligations provided in Sections 3.04(a)(i) (to the extent that such payment obligations do not arise from any failure or default in the performance by the Bank of any of its payment obligations under the RIC), 3.04(a)(ii) and (to the extent that such payment obligations do not arise from any failure or default in the performance by the Company of any of its obligations under the Transaction Agreements) 3.04(a)(iii)(A) and (B), and any interest on the foregoing in accordance with Section 3.04(a)(ix), shall not be recourse to the Company, WFS, WII, the Owner Trustee, the Indenture Trustee, the Collateral Agent or the Proceeds Agent, but shall be payable solely by application of moneys (excluding the Retained Yield) received from time to time in accordance with the Sale and Servicing Agreement (including but not limited to all amounts paid into the Collection Account, the Note Distribution Account, the Certificate Distribution Account or the Holding Account pursuant to the Sale and Servicing Agreement by any Western Entity, but not including the Retained Yield to the extent that any amount thereof is deposited into either such Account) and by realization on the Collateral pursuant to Section 6.03 hereof. Such payment obligations shall be limited, except as set forth in the preceding sentence, solely to application of monies, if any, in the Spread Account from time to time in accordance with Transaction Agreements.

                             Section 3.06. Indemnification.

                             (a) In addition to any and all rights of
indemnification or any other rights of Financial Security pursuant hereto or under law or equity, the Company agrees to pay, and to protect, indemnify and save harmless, Financial Security and its officers, directors, shareholders, employees, agents and each person, if any, who controls Financial Security within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the transactions contemplated by this Agreement and the other Transaction Agreements by reason of:

                                 (i) any untrue statement or alleged untrue
               statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Liabilities arise out of or are based upon any such untrue statement or omission or allegation thereof based upon (A) information set forth in the Prospectus under the caption "Financial Security" or in the financial statements of Financial Security, including any information in any amendment or supplement to the Prospectus furnished by Financial Security in writing expressly for use therein that amends or supplements such information (all such information being referred to herein as "Financial Security Information"), or (B) information set forth under the caption "Underwriting" in the Prospectus, including any information in any amendment or supplement to the Prospectus furnished by the Underwriter in writing expressly for use therein that amends or supplements such information (all such information being referred to herein as "Underwriter Information");

                                 (ii) to the extent not covered by clause (i)
               above, any act or omission of the Company, WII or the Trust in connection with the offering, issuance, sale or delivery of the Notes or the Certificates other than by reason of false or misleading Financial Security Information;

                                 (iii) the misfeasance or malfeasance of, or
               theft committed by, any director, officer, employee or agent of the Company, WII or the Trust;

                                 (iv) the violation by the Company, the Trust or
               WII of any federal or state securities, banking or antitrust laws, rules or regulations in connection with the issuance, offer and sale of the Notes or the Certificates or the transactions contemplated by this Agreement and the other Transaction Agreements;

                                 (v) the violation by the Company, WII or the
               Trust of any federal or state laws, rules or regulations relating to the maximum amount of interest permitted to be received on account of the loan of money or with respect to the Contracts;

                                 (vi) the negligence or willful misconduct of
               the Company, the Trust or WII or any of its directors, officers, employees or agents;

                                 (vii) the breach by the Company, WII or the
               Trust of its obligations under this Agreement or any of the other Transaction Agreements;

                                 (viii) the breach by the Company, WII or the
               Trust of any representation or warranty on the part of the Company, WII or the Trust, respectively, contained in or incorporated by reference in this Agreement or any other Transaction Agreement or in any certificate furnished or delivered to Financial Security hereunder and thereunder, or the occurrence, in respect of the Company or the Trust, under any of the Transaction Agreements of any event of default or any event which, with the giving of notice or lapse of time or both, would constitute any event of default; and

                                 (ix) the use, ownership or operation by the
               Company or the Trust, WII or any affiliate of the Company, of a Financed Vehicle.

                             (b) In addition to any and all rights of
indemnification or any other rights of Financial Security pursuant hereto or under law or equity, WFS agrees to pay, and to protect, indemnify and save harmless, Financial Security and its officers, directors, shareholders, employees, agents and each person, if any, who controls Financial Security within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the transactions contemplated by this Agreement and the other Transaction Agreements by reason of:

                                 (i) any untrue statement or alleged untrue
               statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Liabilities arise out of or are based upon any such untrue statement or omission or allegation thereof based upon (A) information set forth in the Prospectus under the caption "Financial Security" or in the financial statements of Financial Security, including any information in any amendment or supplement to the Prospectus furnished by Financial Security in writing expressly for use therein that amends or supplements such information (all such information being referred to herein as "Financial Security Information"), or (B) information set forth under the caption "Underwriting" in the Prospectus, including any information in any amendment or supplement to the Prospectus furnished by the Underwriter in writing expressly for use therein that amends or supplements such information (all such information being referred to herein as "Underwriter Information");

                                 (ii) to the extent not covered by clause (i)
               above, any act or omission of WFS in connection with the offering, issuance, sale or delivery of the Notes or the Certificates other than by reason of false or misleading Financial Security Information;

                                 (iii) the misfeasance or malfeasance of, or
               theft committed by, any director, officer, employee or agent of WFS;

                                 (iv) the violation by WFS or any Affiliate
               (other than Westcorp) thereof of any federal or state securities, banking or antitrust laws, rules or regulations in connection with the issuance, offer and sale of the Notes or the Certificates or the transactions contemplated by this Agreement and the other Transaction Agreements;

                                 (v) the violation by WFS or any Affiliate
               (other than Westcorp) thereof of any federal or state laws, rules or regulations relating to the maximum amount of interest permitted to be received on account of the loan of money or with respect to the Contracts;

                                 (vi) the negligence or willful misconduct of
               WFS or any of their respective directors, officers, employees or agents;

                                 (vii) the breach by WFS of its obligations
               under this Agreement or any of the other Transaction Agreements;

                                 (viii) the breach by WFS of any representation
               or warranty on the part of WFS contained in or incorporated by reference in this Agreement or any other Transaction Agreement or in any certificate furnished or delivered to Financial Security hereunder and thereunder;

                                 (ix) the use, ownership or operation by WFS, or
               any Affiliate thereof (other than Westcorp), of a Financed Vehicle; and

                                 (x) the violation by the Company, the Trust or
               WII of any of the provisions of (a) above caused by or at the direction of WFS.

                             (c) If any action or proceeding (including any
governmental investigation) shall be brought or asserted against Financial Security or any person controlling Financial Security (hereinafter collectively referred to as a Financial Security Indemnified Party) in respect of which indemnity may be sought from the Company pursuant to Section 3.06(a)(i) or (ii) or WFS pursuant to Section 3.06(b)(i), (ii) or (x) (such Western Entity or Western Entities, as the case may be, herein referred to as the Indemnifying Western Entity), then Financial Security or such controlling person shall give the Indemnifying Western Entity written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Indemnifying Western Entity shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Financial Security Indemnified Party. The Financial Security Indemnified Party shall have the right to employ its own counsel in any such action in addition to the counsel of the Indemnifying Western Entity, but fees and expenses of such counsel will be at the expense of the Financial Security Indemnified Party unless (1) the employment of counsel by the Financial Security Indemnified Party has been authorized in writing by the Indemnifying Western Entity or (2) the Indemnifying Western Entity has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (3) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnifying Western Entity on the one hand and the Financial Security Indemnified Party on the other hand, and the Financial Security Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the Indemnifying Western Entity (it being understood, however, that the Indemnifying Western Entity shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Financial Security Indemnified Party, which firm shall be designated in writing by the Financial Security Indemnified Party), in each of which cases the fees and expenses of counsel will be at the expense of the Indemnifying Western Entity and all such fees and expenses will be reimbursed promptly as they are incurred. No settlement of any such claim or action shall be entered into without the consent of Financial Security on the one hand and the Indemnifying Western Entity who is subject to such claim or action on the other hand. Any failure by Financial Security to comply with the provisions of this Section shall relieve the Indemnifying Western Entity of liability only if substantially prejudicial to the position of the Indemnifying Western Entity and then only to the extent of such prejudice.

                             (d) The rights to indemnification provided for in
this Section 3.06 shall survive the termination of this Agreement and shall survive until the statute of limitations has run on any causes of action that arise from these provisions and until all suits filed as a result thereof have been finally concluded.

                             Section 3.07. Liability Absolute. The obligations
of the Company, WFS, WII and the Trust hereunder shall be absolute, unconditional and irrevocable and shall be paid and performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, the following circumstances:

                             (a) any lack of validity or enforceability of the
Policies or all or any provision of this Agreement or of any of the other Transaction Agreements;

                             (b) any amendment or waiver of or any consent to
departure from all or any provision of this Agreement or of any other Transaction Agreement;

                             (c) the existence of any claim, setoff, defense,
reduction, abatement or other right which either Western Entity may have at any time against Financial Security or any other Person;

                             (d) any statement, instrument of assignment or any
other document presented to Financial Security in connection with the Policies proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                             (e) payment by Financial Security under the
Policies against presentation of a certificate or other document which does not comply with the terms of the Policies, provided that such payment shall not have been the result of the gross negligence or willful misconduct of Financial Security;

                             (f) any nonapplication or misapplication by the
Indenture Trustee, the Owner Trustee, or any paying agent of the proceeds of the demand for payment under the Policies;

                             (g) the failure of the Company or, indirectly, WFS,
to receive the proceeds of the sale of the Notes or the Certificates; or

                             (h) any other circumstance or happening whatsoever,
whether or not similar to any of the foregoing, provided that such circumstance or happening shall not have been the result of the gross negligence or willful misconduct of Financial Security.

                             Section 3.08. Liability of Financial Security.
Neither Financial Security nor any of its officers, directors or employees shall be liable or responsible for (a) the unauthorized use which may be made of the Policies by the Indenture Trustee or the Owner Trustee or any unauthorized acts or omissions of the Indenture Trustee or the Owner Trustee in connection with the Policies; or (b) the validity, sufficiency, accuracy or genuineness of documents, or of any endorsement(s) thereto, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; or (c) any acts or omissions to act of the Indenture Trustee in connection with the Collateral other than such acts or omissions that are at the direction of Financial Security. In furtherance and not in limitation of the foregoing, Financial Security (or its Fiscal Agent) may accept documents that appear on their face to be in order, without responsibility for further investigation. Each of the Owner Trustee, the Indenture Trustee and each Western Entity acknowledges that it has not relied on any information or materials provided by Financial Security in connection with the issuance of the Notes and the Certificates except for the information furnished in writing by Financial Security for inclusion in the Registration Statement. Each of them also acknowledges that it has not relied on any investigation by Financial Security of the Collateral or of the financial statements or other financial statistical data used in connection with the issuance of the Certificates.

                             Section 3.09. Payment of Costs, Fees and Expenses.

                             (a) The Company shall pay on demand any and all
charges, fees, costs and expenses which Financial Security may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses, in connection with (A) the enforcement, defense or preservation of any rights in respect of any of this Agreement or any other Transaction Agreements, including defending, monitoring or participating in any litigation or proceeding (including any bankruptcy proceeding in respect of any transaction participant or any Affiliate (other than WII or Westcorp) thereof) relating to any of the Transaction Agreements and this Agreement, any party to any of the Transaction Agreements and this Agreement, or the transaction, (B) any amendment, waiver or other action with respect to, or related to, any Transaction

Agreements and this Agreement whether or not executed or completed or (C) any review or approval by Financial Security in connection with the delivery of any additional or substitute collateral under any of the Transaction Agreements and this Agreement. In addition, the Company shall reimburse Financial Security for its expenses, including, without limitation, legal fees and disbursements, incurred in connection with the preparation of this Agreement and the Transaction Agreements and the consummation of the initial transactions contemplated hereby and thereby, it being understood that the Company's obligation to reimburse Financial Security pursuant to this sentence shall be limited in the aggregate to the dollar amount set forth in the letter agreement between the Company and Financial Security referred to in the definition of "Premium" set forth herein, plus rating agency fees, to the extent paid by Financial Security.

                             (b) WFS shall pay on demand any and all charges,
fees, costs and expenses not paid by the Company which Financial Security may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses, in connection with (A) the enforcement, defense or preservation of any rights in respect of this Agreement or any other Transaction Agreements, including defending, monitoring or participating in any litigation or proceeding (including any bankruptcy proceeding in respect of any transaction participant or any Affiliate (other than Westcorp) thereof) relating to this Agreement or any other Transaction Agreements, any party to any of the Transaction Agreements and this Agreement, or the transaction, (B) any amendment, waiver or other action with respect to, or related to, this Agreement or any other Transaction Agreements, whether or not executed or completed or (C) any review or approval by Financial Security in connection with the delivery of any additional or substitute collateral under any of the Transaction Agreements and this Agreement.

                             Section 3.10. Payment Procedure. All payments made
pursuant to this Agreement shall be made to Financial Security in lawful currency of the United States of America and in one-day clearing-house funds at Financial Security's Notice Address before 1:00 p.m. (New York City time) on the date when due.

                             Section 3.11. Business Days. In any case where the
date of any payment to Financial Security or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment may be made, or such expiration shall occur, on the next succeeding Business Day with the same force and effect as if made on the day of maturity or expiration of such period, except that interest shall continue to accrue for the period after such date to the next Business Day.

                             Section 3.12. Waivers and Consents by the Company
and WFS. The Company, WFS and any and all others who are now or may become liable for all or part of the obligations of the Company and WFS under this Agreement (all of the foregoing being referred to collectively in this Section as the "Obligors") agree to be bound by this Agreement and (a) waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against any amounts to be paid hereunder or any extension or renewal hereof; (b) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (c) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of the payment hereof except as required by this Agreement; (d) waive any and all lack of diligence and delays in the enforcement of the payment hereof; (e) agree that the liability of each of the Obligors shall be unconditional and without regard to the liability of any other person or entity for the payment hereof and shall not in any manner be affected by any indulgence or forbearance granted or consented to by Financial Security with respect hereto; (f) consent to any and all extensions of time, renewals, waivers or modifications that may be granted by Financial Security with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof; and (g) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof or thereof, and agree that the addition of any such obligors or security shall not affect the liability of any of the Obligors for the payment hereof.


                                   ARTICLE IV

                              PLEDGE OF COLLATERAL

                             Section 4.01. Obligations Secured Hereby. The
agreements contained in this Article IV are made to provide for and secure repayment of the following indebtedness and liabilities of the Company (such indebtedness and liabilities being herein called the "Obligations") in the order of priority indicated:

                                 First, (i) the repayment of all amounts, if
               any, advanced or expended by the Collateral Agent, in its capacity as Collateral Agent, for the account of the Company hereunder, (ii) the payment of all reasonable costs and expenses at any time and from time to time incurred by the Collateral Agent, in its capacity as Collateral Agent, in connection with the administration or enforcement of this Agreement or any related document (including, without limitation, the fees and out-of-pocket expenses of counsel employed by the Collateral Agent in connection therewith) and (iii) the payment of all indemnities at any time and from time to time payable hereunder to the Collateral Agent, by the Company, and

                                 Second, (i) the repayment of all amounts
               advanced or paid by Financial Security under the Policies pursuant to this Agreement and (ii) the payment of any accrued but unpaid installments of the Premium and all costs and expenses at any time and from time to time incurred by Financial Security in connection with the administration or enforcement of this Agreement or any other Transaction Agreement or any related document (including, without limitation, the fees and out-of-pocket expenses of counsel employed by Financial Security in connection therewith) and under or in connection with this Agreement and the Policies.

                             Section 4.02. Granting Clause. In order to secure
and to provide for the repayment of the Obligations, the Company hereby assigns, conveys, transfers, delivers and sets over unto the Collateral Agent, as collateral agent for Financial Security, and hereby grants the Collateral Agent, as collateral agent for Financial Security, a security interest in the Collateral, to have and to hold said Collateral unto the Collateral Agent, its successors and assigns, forever in pledge and trust for the benefit and security of Financial Security, subject to the terms and provisions set forth in Article V of this Agreement. The assignment and security interest so granted to the Collateral Agent shall not relieve the Company from the performance of any term, covenant, condition or agreement on the Company's part to be performed or observed under or in connection with this Agreement or any other Transaction Agreement, or impose any obligation on the Collateral Agent or Financial Security to perform or observe any such term, covenant, condition or agreement on the Company's part to be so performed or observed or impose any liability on the Collateral Agent or Financial Security for any act or omission on the part of the Company relative thereto or for any breach of any representation or warranty on the part of the Company contained therein, or made in connection therewith, and the Company hereby agrees to indemnify and hold harmless the Collateral Agent and Financial Security from and against any and all losses, liabilities (including liabilities for penalties), claims, demands, actions, suits, judgments, costs and expenses arising out of or resulting from the assignment and security interest granted hereby by virtue of any act or omission on the part of the Company (other than an act or omission on the part of the Company pursuant to or in accordance with an express direction from the Collateral Agent or Financial Security), including, without limitation, the reasonable costs, expenses and disbursements (including attorneys' fees) incurred by the Collateral Agent or Financial Security in enforcing this Agreement or any other Transaction Agreement. The assignment and security interest granted to the Collateral Agent pursuant to this Section shall become effective prior to the effectiveness of the Seller Assignments and the assignment by the Seller to the Trust under Section 2.01 of the Sale and Servicing Agreement and the assignment by the Trust to the Indenture Trustee under the Indenture and, upon the effectiveness of such assignment and security interest, such assignment and security interest shall be subject to the provisions of Section 5.01(d) hereof.

                             Section 4.03. Release of Collateral. Financial
Security hereby instructs the Collateral Agent that, at such time as a Contract is reconveyed by the Trust pursuant to Sections 3.02, 4.07 and 9.01 of the Sale and Servicing Agreement, the Collateral Agent shall release such Contract from the lien of the security interest created hereby upon receipt of the Owner Trustee's assignment delivered pursuant to Section 9.02 of the Sale and Servicing Agreement.


                                    ARTICLE V

                            INTERCREDITOR PROVISIONS

                             Section 5.01. Financial Security's Direction Upon
Servicer Default.

                             (a) So long as no Financial Security Insolvency has
occurred and no Financial Security Default has occurred and is continuing, if there exists any Servicer Default pursuant to Section 8.01 of the Sale and Servicing Agreement, Financial Security shall, notwithstanding the provisions of
Article VIII of the Sale and Servicing Agreement, have the sole right to direct the Indenture Trustee as to any and all actions to be taken under the Indenture or the Sale and Servicing Agreement, as applicable, including, without limitation, all actions with respect to (i) the giving of directions to the Master Servicer and any Subservicer with respect to the servicing of the Contracts and any of the respective obligations of the Company under the Sale and Servicing Agreement, (ii) the exercise of all rights, remedies, powers, privileges and claims against any obligor under the Sale and Servicing Agreement and (iii) the giving or withholding of all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Indenture or the Sale and Servicing Agreement, as applicable, in each case to the same extent as the Noteholders or the Certificateholders might do but for the collateral assignment and security interests granted to Financial Security hereunder, provided, however, that the Indenture Trustee, without obtaining the consent or direction of Financial Security, may at all times take any action permitted or required to be taken by it under the terms of the Indenture or as a fiduciary in order to protect the Indenture Trustee's, the Noteholders' and the Certificateholders' interest in the Trust Estate or to preserve any available claims against the Company on behalf of the Noteholders and the Certificateholders. Financial Security shall indemnify the Indenture Trustee in full for any costs and expenses incurred (including the reasonable fees and expenses of the Indenture Trustee's counsel) in connection with the Indenture Trustee's due performance of directions pursuant to this subsection (a) or in connection with any inaction of the Indenture Trustee as a result of a direction from Financial Security at any time when Financial

Security holds the right to direct the Indenture Trustee as provided for in this paragraph (a).

                             (b) Financial Security shall not unreasonably
withhold any consent required of it under the Sale and Servicing Agreement or the Indenture, as applicable, and shall promptly respond when any approval or consent is required of it under the Sale or Servicing Agreement and the Indenture, as applicable.

                             (c) Notwithstanding any provision of the Sale and
Servicing Agreement or the Indenture, as applicable, to the contrary, so long as no Financial Security Insolvency has occurred and no Financial Security Default has occurred and is continuing,

                                 (i) without the prior written consent of
               Financial Security, the Owner Trustee shall not (A) terminate the rights and powers of the Master Servicer pursuant to Section 8.01 of the Sale and Servicing Agreement or (B) waive any Servicer Default thereunder;

                                 (ii) without the prior written consent of
               Financial Security, (A) neither the Company nor the Trust shall cause to be appointed any successor Indenture Trustee, and, (B) neither the Indenture Trustee nor the Administrator shall cause to be appointed any Co-Trustee under the Indenture;

                                 (iii) without the prior written consent of
               Financial Security, neither the Company or WFS nor the Owner Trustee or the Indenture Trustee shall appoint new Independent Accountants;

                                 (iv) without the prior written consent of
               Financial Security, neither the Company or WFS nor the Owner Trustee or the Indenture Trustee shall consent to the amendment of or supplement to any of the Transaction Agreements; and

                                 (v) Financial Security shall have the power to
               direct the actions to be taken by the Company pursuant to Section 3.02(a) of the Sale and Servicing Agreement.

                             (d) Financial Security agrees that, until such time
that all required payments shall have been made with respect to the Notes and the Certificates, the security interest in the Collateral granted to Financial Security under this Agreement shall be junior and subordinate to the interest of the Indenture Trustee and the Securityholders. Financial Security further agrees that, until such time that all required payments shall have been made with respect to the Notes and the Certificates, neither Financial Security nor any Person acting on its behalf may take any action to foreclose or otherwise pursue remedies with respect to the Collateral other than in accordance with the Sale and Servicing Agreement and the Indenture.

                             Section 5.02. Financial Security's Direction of
Insolvency Proceedings. Financial Security shall have the rights provided for in
Section 8.06 of the Sale and Servicing Agreement.


                                   ARTICLE VI

                         THE COLLATERAL AGENT; REMEDIES

                             Section 6.01. Appointment and Powers of Collateral
Agent. Financial Security hereby appoints Bankers Trust Company as the Collateral Agent, and Bankers Trust Company accepts such appointment hereunder, and Financial Security hereby authorizes the Collateral Agent to take such action on its behalf and to exercise such rights, remedies, powers and privileges hereunder as Financial Security may direct and as are specifically authorized to be exercised by the Collateral Agent by the terms hereof, together with such rights, remedies, powers and privileges as are reasonably incidental thereto. The Collateral Agent may execute any of its duties as agent hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to the agencies hereby created and its duties hereunder, and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of counsel selected by it. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of the Collateral Agent shall be mechanical and administrative in nature. The Collateral Agent shall not have by reason of this Agreement a fiduciary relationship. Nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of this Agreement except as expressly set forth herein. Neither the Collateral Agent nor Financial Security, nor any of its or their respective directors, officers or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except for its or their own gross negligence or willful misconduct; nor shall the Collateral Agent or Financial Security be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Company of this Agreement or any other document furnished pursuant hereto or in connection herewith, or of the Collateral (or any part thereof). The Collateral Agent shall be entitled to rely on any communication, instrument, paper or other document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons.

                             Section 6.02. Successor Collateral Agent. The
Collateral Agent acting hereunder at any time may resign by an instrument in writing addressed and delivered to the Company and Financial Security. If the Collateral Agent is also the Indenture Trustee and, as such, determines that it has a conflicting interest on account of its acting as Collateral Agent, the Collateral Agent shall eliminate such conflicting interest by resigning as

Collateral Agent hereunder rather than resigning as Indenture Trustee. Financial Security shall appoint a successor to the Collateral Agent upon any such resignation by an instrument of substitution complying with the requirements of applicable law, or, in the absence of any such requirements, without formality other than appointment and designation in writing, a copy of which instrument or writing shall be sent to the Company; provided, however, that the validity of any such appointment shall not be impaired or affected by any failure to give any such notice to the Company or by any defect therein. Upon the making and acceptance of such appointment, the execution and delivery by such successor Collateral Agent of a ratifying instrument pursuant to which such successor Collateral Agent agrees to assume the duties and obligations imposed on the Collateral Agent by the terms of this Agreement, and the delivery to such successor Collateral Agent of the Collateral and related documents then held by the retiring Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the estate, rights, powers, remedies, privileges, immunities, indemnities, duties and obligations hereby granted to or conferred or imposed upon the Collateral Agent named herein, and one such appointment and designation shall not exhaust the right to appoint and designate further successor Collateral Agents hereunder. No Collateral Agent shall be discharged from its duties or obligations hereunder until the Collateral and related documents then held by such Collateral Agent shall have been transferred and delivered to the successor Collateral Agent and such retiring Collateral Agent shall have executed and delivered to the successor Collateral Agent appropriate instruments establishing the successor Collateral Agent as the record holder of all liens and security interests in favor of Financial Security in the Collateral and transferring to such successor Collateral Agent all power given to it by the Indenture Trustee to act as attorney-in-fact of the Indenture Trustee for purposes of this Agreement. Each such successor Collateral Agent shall provide the Company and Financial Security with its address (which shall thereupon become such successor Collateral Agent's Notice Address for purposes of this Agreement), and its telephone, Telex, TWX and telecopier numbers, to be used for purposes of Section 7.02 hereof, in a notice complying with the terms of said Section.

                             Section 6.03. Remedies Available to Collateral
Agent.

                             (a) To the fullest extent permitted by applicable
law and subject to Article V hereof, if the Master Servicer shall have been terminated upon the occurrence of any Servicer Default pursuant to Section 8.01 of the Sale and Servicing Agreement, then in every such case, the Collateral Agent may, to the extent permitted by applicable law and subject to Article V hereof, exercise the following rights, privileges and remedies:

                                 (i) Collection of the Collateral. The
               Collateral Agent shall have the right to collect all proceeds of the Collateral, to pay all expenses of such collection, including the reasonable expenses and compensation of the Collateral Agent, its agents and attorneys, and to apply the remainder of the moneys so received as provided herein.

                                 (ii) Sale of Collateral. The Collateral Agent
               may sell, or cause to be sold, the Collateral or any part thereof or interest therein, at public auction to the highest bidder for cash or at private sale or auction with or without demand, advertisement or notice of the date, time or place of sale or any adjournment thereof, upon such terms as Financial Security may approve, and upon such sale the Collateral Agent shall make and deliver to the purchaser or purchasers an appropriate instrument or instruments of transfer. The Collateral Agent is hereby irrevocably appointed the true and lawful attorney of the Indenture Trustee, in its name and stead, to make all necessary transfers of property thus sold; and for that purpose it may execute all necessary instruments of transfer, and may substitute one or more Persons with like power, the Indenture Trustee hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof. Nevertheless, if so requested by the Collateral Agent or any purchaser of the Collateral or any part thereof, the Indenture Trustee shall ratify and confirm any such sale or transfer by executing and delivering to the Collateral Agent or such purchaser all proper instruments of transfer and releases as may be designated in any such request. The Collateral Agent may proceed at law or in equity to foreclose the lien of this Agreement against all or any part of the Collateral and to have the same sold under the judgment or decree of a court having jurisdiction or as otherwise may be required or permitted by law. Upon any such sale, whether made under the power of sale hereby given or by virtue of judicial proceedings, any Noteholder, Certificateholder or Financial Security may bid for and purchase the Collateral or any part thereof and, upon compliance with the terms of such sale, may hold, retain, possess or dispose of such property in its or their own absolute right without accountability; and any purchaser at any such sale may, in paying the purchase money, turn in any of the Notes or Certificates, as applicable, in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon. Said Notes or Certificates, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being properly stamped to show partial payment. Upon any sale, whether made under the power of sale hereby given or by virtue of judicial proceedings, a receipt of the Collateral Agent, or of the officer making such sale under judicial proceedings, shall be a sufficient discharge to the purchaser or purchasers at such sale for its or their purchase money, and such purchaser or purchasers shall not be obliged to see to the application thereof. Any such sale, whether under the power of sale hereby given or by virtue of judicial proceedings, shall bind the Collateral Agent, the

               Company, the Indenture Trustee, the Noteholders and the Certificateholders, shall operate to divest all right, title and interest whatsoever, either at law or in equity, of each of them in and to the property sold, and shall be a perpetual bar, both at law and in equity, against each of them and their successors and assigns, and against any and all Persons claiming through or under them.

                                 (iii) Other Actions. The Collateral Agent shall
               have the right to cause any other action permitted at law or in equity to be initiated and prosecuted to enforce this Agreement and any rights granted by virtue of the pledge of the Collateral hereunder and to collect or enforce the Notes and the Certificates.

                             Section 6.04. Waiver of Stay or Extension Laws;
Marshalling of Assets. Each of the Company, the Owner Trustee, and the Indenture Trustee (in each case to the extent permitted by applicable law) covenants that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law wherever enacted, now or at any time hereafter in force, in order to prevent or hinder the enforcement of this Agreement or the absolute sale of the Collateral or any part thereof, or the possession thereof by any purchaser at any sale under this Article; and each of the Company and the Indenture Trustee (in each case to the extent permitted by applicable law), for itself and all who may claim under it, hereby waives the benefit of all such laws, and covenants that none of them will hinder, delay or impede the execution of any power herein granted to the Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted. Each of the Company, the Owner Trustee and the Indenture Trustee, for itself and all who may claim under it, waives (in each case to the extent permitted by applicable law) all right to have the Collateral marshalled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Agreement may order the sale of the Collateral as an entirety without the marshalling thereof.

                             Section 6.05. Restoration of Rights and Remedies.
If the Collateral Agent has instituted any proceeding to enforce any right or remedy under this Agreement, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Collateral Agent, then and in every such case the Company, the Collateral Agent and the Indenture Trustee shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Collateral Agent shall continue as though no such proceeding had been instituted.

                             Section 6.06. Remedies Cumulative. No right or
remedy herein conferred upon or reserved to the Collateral Agent is intended to be exclusive of any other right or remedy, and every right shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise, and each and every right, power and remedy, whether specifically herein given or otherwise existing, may be exercised from time to time and as often and in such order as may be deemed expedient by the Collateral Agent, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy.

                             Section 6.07. Control by Financial Security. So
long as no Financial Security Insolvency has occurred and no Financial Security Default has occurred and is continuing, Financial Security shall, upon the occurrence and during the continuation of any of the Servicer Default described in Section 8.01 of the Sale and Servicing Agreement, subject to Article V hereof, have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Collateral Agent hereunder or otherwise or exercising any trust or power conferred upon the Collateral Agent hereunder provided that:

                                 (1) such direction shall not be in conflict
               with any rule of law or with this Agreement or the Sale and Servicing Agreement; and

                                 (2) such Collateral Agent may take any other
               action deemed proper by such Collateral Agent that is not inconsistent with such direction.

                             Section 6.08. Proceeds Agent as Custodian and
Bailee of Collateral Agent. In order to facilitate the making of payments under the Contracts, such payments shall be deposited by the Master Servicer in the Collection Account or the Holding Account, and certain amounts in the Collection Account shall be deposited in the Spread Account, in accordance with the Sale and Servicing Agreement. The Proceeds Agent shall retain all proceeds deposited in the Collection Account, the Spread Account and Holding Account as custodian and bailee of the Collateral Agent for Financial Security. Financial Security hereby acknowledges that the Proceeds Agent will also hold all such proceeds for the benefit of the Noteholders and the Certificateholders. Solely for purposes of perfection under Section 9-305 of the UCC, Financial Security and the Proceeds Agent hereby acknowledge that the Proceeds Agent is acting as agent and bailee of the Collateral Agent for Financial Security in holding such property in the Collection Account, the Spread Account and the Holding Account, and any other items constituting a part of the Collateral which from time to time come into the possession of the Proceeds Agent. It is intended that, by the Proceeds Agent's acceptance of such custodianship and bailment pursuant to this Agreement, the Collateral Agent for Financial Security, as secured party, will be deemed to have possession of such Collateral, items, moneys and such other items for purposes of Section 9-305 of the UCC.

                             Section 6.09. Indemnification of Collateral Agent.
Financial Security hereby indemnifies and holds the Collateral Agent harmless from and against any and all judgments, claims, defenses, charges, losses, liabilities, costs or expenses that the Collateral Agent may incur or that may be claimed against the Collateral Agent by any Person by reason of any action taken, or any failure to act, in connection with the duties and responsibilities of the Collateral Agent under the terms of this Agreement; provided, however, that Financial Security shall not be required to indemnify the Collateral Agent pursuant to this Section for any judgments, claims, defenses, charges, losses, liabilities, costs or expenses to the extent caused by such Collateral Agent's willful misconduct or gross negligence in any action taken, or any failure to act, in connection with the duties and responsibilities of the Collateral Agent under the terms of this Agreement. The Collateral Agent shall have the right to retain counsel in any action for which indemnification from Financial Security is provided herein, and the reasonable fees and expenses of such counsel shall constitute costs and expenses of such Collateral Agent for which indemnification from Financial Security is provided herein. The Collateral Agent shall be entitled to submit a written request, with supporting documentation, for any amounts expended by it for which indemnification is provided herein, as such amounts are expended or on a periodic basis, as the Collateral Agent shall choose, and Financial Security shall reimburse to the Collateral Agent the amount specified in each such written request promptly. The indemnity agreements contained in this Section shall remain operative and in full force and effect regardless of the termination of this Agreement.

                             Section 6.10. Compensation Payable to Collateral
Agent. In consideration of the Collateral Agent's services to be rendered hereunder, the Master Servicer agrees to pay to the Collateral Agent, on behalf of Financial Security, the compensation set forth in a separate letter agreement dated as of the date hereof between the Master Servicer and the Collateral Agent incorporated herein by this reference. The Collateral Agent acknowledges, notwithstanding the fact that, in the event that payments from the Collection Account are insufficient, it shall look solely to the Master Servicer for payment of its compensation hereunder, that the Collateral Agent is acting solely as the agent for Financial Security for purposes of this Agreement. Failure by the Master Servicer to pay the Collateral Agent's compensation hereunder shall not cause this Agreement to be cancelled, void or voidable or otherwise terminated or otherwise affect the Collateral Agent's obligations hereunder.

                             Section 6.11. Protection of Financial Security's
Security Interest.

                             (a) The Company shall execute and file (or cause to
be executed and filed) such financing statements and execute and file (or cause to be executed and filed) such continuation statements, against the Company, all in such manner and in such places as may be required by law (whether in the event of a change of the Company's name, identity or corporate structure, or otherwise) fully to preserve, maintain, and protect the interest of Financial Security in the Collateral. The Company shall deliver (or cause to be delivered) to Financial Security file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                             (b) The Company shall not change its name,
identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Company, in accordance with paragraph (a) above, seriously misleading within the meaning of
Section 9-402(7) of the UCC, unless it shall have given the Collateral Agent and Financial Security at least 60 days' prior written notice thereof.

                             (c) The Company shall give Financial Security at
least 60 days' prior written notice of any relocation of its principal executive offices if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Company shall at all times maintain each office from which it shall service the Contracts, and its principal executive office, within the United States of America.

                             (d) Upon request, the Company shall furnish to
Financial Security, within seven Business Days, a list of the Contracts then held as part of the Trust, together with a reconciliation of such list to the Schedule of Contracts and to each of the Master Servicer's certificates furnished pursuant to the Sale and Servicing Agreement before such request; provided, however, that Financial Security shall not make such request more than four times in any calendar year. Neither the Company nor the Master Servicer shall grant a security interest in, or lien upon, or in any manner encumber the Collateral, or release or waive the security interest granted herein, except as contemplated herein.

                             (e) In the event that either the Master Servicer or
the Company relocates its principal executive office, the Company shall provide an Opinion of Counsel to Financial Security, in form and substance satisfactory to Financial Security, to the effect that upon the filing of any necessary amendment to any previously filed financing or continuation statement or a new financing statement, the Collateral Agent's security interest in the Collateral granted hereunder shall remain valid and effective.

                             (f) The Company shall pay all reasonable costs and
disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of Financial Security's right, and security interest in and to the Collateral.

                             Section 6.12. Representations and Warranties of
Indenture Trustee. The representations and warranties of the

Indenture Trustee, made as Indenture Trustee, in Section 6.13 of the Indenture are incorporated by reference herein as if set forth in full herein and Financial Security may rely upon such representations and warranties.

                             Section 6.13. Certain Guaranties. Each of the
Indenture Trustee and the Master Servicer agrees that it (i) shall not treat any ledger account or deposit account as an "Eligible Account" by reason of a guaranty of the type described in clause (ii)(a) of the definition of "Eligible Account" in the Sale and Servicing Agreement unless Financial Security shall have previously approved in writing the form of such guaranty and (ii) shall not treat any investment as an "Eligible Investment" by reason of a guaranty of the type described in clause (iii)(b) or clause (vii) of the definition of "Eligible Investments" in the Sale and Servicing Agreement unless Financial Security shall have previously approved in writing the form of such guaranty.


                                   ARTICLE VII

                                EVENTS OF DEFAULT

                             Section 7.01. Events of Default. The occurrence of
any of the following events shall constitute an Event of Default hereunder:

                             (a) any demand for payment shall be made under
either of the Policies;

                             (b) any representation or warranty made by the
Trust, the Company, WFS, WII under any of the Transaction Agreements, or in any certificate or report furnished under any of the Transaction Agreements, shall prove to be untrue or incorrect in any material respect, provided however, a violation of Section 3.01(b) of the Sale and Servicing Agreement as to which the Company shall have in a timely manner cured or repurchased the Contract as to each such Financed Vehicle pursuant to Section 3.02 of the Sale and Servicing Agreement shall not constitute an Event of Default hereunder;

                             (c) (i) the Trust, WII, the Company or WFS shall
fail to pay when due any amount payable by the Company or WFS under any of the Transaction Agreements (other than payments of principal and interest on the Notes and the Certificates); (ii) the Trust, WII, the Company or WFS shall have asserted that any of the Transaction Agreements to which it is a party is not valid and binding on the parties thereto; or (iii) any court, governmental authority or agency having jurisdiction over any of the parties to any of the Transaction Agreements or property thereof shall find or rule that any material provision of any of the Transaction Agreements is not valid and binding on the parties thereto; provided that as a result of such finding or ruling the rights or remedies of Financial Security under this Agreement shall have been directly or indirectly impaired in any material respect;

                             (d) the Trust, WII, the Company or WFS shall fail
to perform or observe any other covenant or agreement contained in any of the Transaction Agreements (except for the obligations described under clause (b) or (c) above) and such failure shall continue for a period of 30 days after written notice given to the Trust, WII, the Company or WFS (as applicable); provided that, if such failure shall be of a nature that it cannot be cured within 30 days, such failure shall not constitute an Event of Default hereunder if within such 30-day period such party shall have given notice to Financial Security of corrective action it proposes to take, which corrective action is agreed in writing by Financial Security to be satisfactory and such party shall thereafter pursue such corrective action diligently until such default is cured, and provided further as a result of such failure the rights or remedies of Financial Security under this Agreement shall have been directly or indirectly impaired in any material respect;

                             (e) there shall have occurred an "Event of Default"
as specified in Section 5.01 of the Indenture;

                             (f) the Trust shall adopt a voluntary plan of
liquidation or shall fail to pay its debts generally as they come due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or shall institute any proceeding seeking to adjudicate the Trust insolvent or seeking a liquidation, or shall take advantage of any insolvency act, or shall commence a case or other proceeding naming the Trust as debtor under the United States Bankruptcy Code or similar law, domestic or foreign, or a case or other proceeding shall be commenced against the Trust under the United States Bankruptcy Code or similar law, domestic or foreign, or any proceeding shall be instituted against the Trust seeking liquidation of its assets and the Trust shall fail to take appropriate action resulting in the withdrawal or dismissal of such proceeding within 30 days or there shall be appointed or the Trust consent to, or acquiesce in, the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Trust or the whole or any substantial part of its properties or assets, or the Trust shall take any corporate action in furtherance of any of the foregoing or the Trust terminates pursuant to Section
9.02 of the Trust Agreement;

                             (g) the Trust becomes taxable as an association (or
publicly traded partnership) taxable as a corporation for federal or state income tax purposes;

                             (h) on any Distribution Date, the sum of Net
Collections with respect to such Distribution Date and the amounts available in the Spread Account is less than the sum of the amounts payable on such Distribution Date pursuant to clauses (i) through (ix) of Section 5.05 of the Sale and Servicing Agreement; and

                             Section 7.02. Remedies; Waivers.

                             (a)  Upon the occurrence of an Event of Default,
Financial Security may exercise any one or more of the rights and remedies set forth below:

                                 (i) declare all indebtedness of every type or
               description owed by the Trust, the Company, WFS or WII to Financial Security, including, without limitation, the entire outstanding balance of further installments of the Premium, to be immediately due and payable, and shall there upon be immediately due and payable; and

                                 (ii) the Collateral Agent, subject to Article V
               hereof, shall have the right to take any action or initiate any proceeding at law or equity available to it to enforce the terms of this Agreement.

                             (b) Financial Security shall have the right, to be
exercised in its complete discretion, to waive any Event of Default hereunder, by a writing setting forth terms, conditions, and extent of such waiver signed by Financial Security and delivered to an Authorized Officer of the Company. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence that gave rise to the Event of Default so waived and not to any other similar event or occurrence that occurs subsequent to the date of such waiver.

                             (c) Unless otherwise expressly provided, no remedy
herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Transaction Agreements or existing at law or in equity. No delay or failure to exercise any right or power accruing under any Transaction Agreements upon the occurrence of any Event of Default or otherwise shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle Financial Security to exercise any remedy reserved to Financial Security in this Article, it shall not be necessary to give any notice.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                             Section 8.01. Amendments, Changes and
Modifications. This Agreement may be amended, changed, modified, altered or terminated only by written instrument or written instruments signed by the parties hereto.

                             Section 8.02. Notices. All notices, certificates or
other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, sent by overnight courier, or sent by certified or registered mail, postage prepaid, return receipt requested, addressed to the appropriate

Notice Address. A duplicate copy of each notice, certificate or other communication given hereunder to the Company, WFS, WII, Financial Security, the Trust, the Indenture Trustee or the Collateral Agent shall also be given to each of the others. Each party hereto may, by telecopy notice or by such other notice described hereunder, designate any further or different address to which subsequent notices, certificates or other communications shall be sent without any requirement of execution of any amendment to this Agreement.

                             Section 8.03. Method of Payment. Except as
otherwise expressly provided herein, all payments to be made hereunder shall be made by wire transfer or by certified or bank check payable to the appropriate party.

                             Section 8.04. Further Assurances and Corrective
Instruments.

                             (a) To the fullest extent permitted by law, the
parties hereto agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as Financial Security may reasonably request and as may be reasonably required in Financial Security's judgment to effectuate the intention of or facilitate the performance of this Agreement and to protect the interests of Financial Security and the Collateral Agent, including, without limitation, the creation and maintenance of Financial Security's security interest in the Collateral pursuant to this Agreement, subject to the Intercreditor Agreement. The Company and the Master Servicer hereby authorize the Collateral Agent to file, at the direction of Financial Security, financing statements and amendments thereto relating to all or any part of the Collateral without the signature of an officer of such entity where permitted by law in order to maintain and perfect the security interests granted by this Agreement.

                             (b) In order to facilitate the servicing of the
Contracts by the Master Servicer, the Master Servicer is hereby authorized, in the name and on behalf of Financial Security, the Trust, the Indenture Trustee and the Company, to execute instruments of satisfaction or cancellation, or of partial or full release or discharge, and other comparable instruments with respect to the Contracts and with respect to the Financed Vehicles (and the Indenture Trustee shall execute any such documents on request of the Master Servicer), subject to the obligations of the Master Servicer under the Sale and Servicing Agreement.

                             Section 8.05. Term of Agreement. This Agreement
shall continue in effect until the later of (a) the date on which Financial Security has no further liability under the Policies or (b) the date on which each Western Entity shall have paid or caused to be paid to Financial Security all amounts to be paid by such Western Entity hereunder.

                             Section 8.06. Assignments; Third-Party Rights;
Reinsurance.

                             (a) This Agreement shall be a continuing obligation
of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither the Company, WFS, WII, nor the Collateral Agent may assign its rights or obligations under this Agreement, or delegate any of its duties hereunder, without the prior written consent of Financial Security. Any assignment made in violation of this Agreement shall be null and void.

                             (b) Financial Security shall have the right to give
participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to the Policies upon such terms and conditions as Financial Security may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve Financial Security of any of its obligations hereunder or under the Policies and provided further that Financial Security shall reimburse the Company, WFS or WII, as the case may be, for any expense incurred by such Western Entity in connection with the giving by Financial Security of participations or the entering into such contracts of reinsurance.

                             (c) In addition, Financial Security shall be
entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the transactions contemplated by the Transaction Agreements or this Agreement or the obligations of Financial Security in connection therewith any rights of Financial Security under the Transaction Agreements or this Agreement or with respect to any real or personal property or other interests pledged to Financial Security, or in which Financial Security has a security interest, in connection with the transactions contemplated by the Transaction Agreements or this Agreement; provided that Financial Security shall reimburse the Company, WFS or WII, as the case may be, for any expense incurred by either such Western Entity in connection with the making by Financial Security of any such assignment or pledge.

                             (d) Except as provided herein with respect to
participants and reinsurers, nothing in this Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Noteholder or Certificateholder, other than Financial Security, against the Company, WFS or WII, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. Neither the Owner Trustee or the Indenture Trustee nor any Noteholder or Certificateholder shall have any right to payment from any premiums paid or payable hereunder or from any other amounts paid by the Company, WFS or WII pursuant to Section 3.03 or
3.04 hereof.

                             Section 8.07. Consent of Financial Security. In the
event that Financial Security's consent is required under the terms hereof, or under the terms of any other Transaction Agreement, it is understood and agreed that, except as otherwise provided expressly herein or in any other Transaction Agreement, the determination whether to grant or withhold such consent shall be made solely by Financial Security in its absolute discretion.

                             Section 8.08. Right to Enforce Sale and Servicing
Agreement. The parties hereto acknowledge that Financial Security is a beneficiary of the Sale and Servicing Agreement, and without limiting or restricting any of the provisions thereof or hereof, Financial Security shall have the right to enforce the provisions of the Sale and Servicing Agreement to the extent that it could if it were a signatory of such agreement.

                             Section 8.09. WFS and WII as Parties Only for
Certain Provisions.

                             (a) Notwithstanding any provision to the contrary
contained in this Agreement, the parties hereto agree that WFS is joined as a party to this Agreement solely for purposes of Sections 2.08, 2.11, 3.02, 3.06, 3.07, 3.08, 3.09, 3.10, 3.11, 3.12 and 6.13 of this Agreement and the other
Sections contained in Article VII of this Agreement.

                             (b) Notwithstanding any provisions to the contrary
contained in this Agreement, the parties hereto agree that WII is joined as a party to this Agreement solely for purposes of Sections 2.04, 2.05, 2.06, 3.02,
3.07 and 3.08, of this Agreement and the other Sections contained in Article VII of this Agreement.

                             Section 8.10. Severability. In the event that any
provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by Financial Security hereunder is unavailable or unenforceable shall not affect in any way the ability of Financial Security to pursue any other remedy available to it.

                             Section 8.11. Reports. Any report, certificate,
statement or notice which the Company, WFS as the Master Servicer, and any successor Master Servicer, is required to provide to the Owner Trustee, Indenture Trustee, Noteholders or the Certificateholders under the Sale and Servicing Agreement shall also be provided to Financial Security within the same time period specified in the Sale and Servicing Agreement.

                             Section 8.12. Counterparts. This Agreement may be
executed in counterparts by the parties hereto and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

                             Section 8.13. Governing Law. This Agreement shall
be construed, and the obligations, rights and remedies of the parties hereunder shall be determined, in accordance with the laws of the State of New York.

                             Section 8.14. Headings. The headings of articles
and sections and the table of contents contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction or interpretation. Unless otherwise indicated, all references to articles and sections in this Agreement refer to the corresponding articles and sections of this Agreement.

                             Section 8.15. Trial by Jury Waived. EACH PARTY
HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION AGREEMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREUNDER. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION AGREEMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THIS WAIVER.

                             Section 8.16. Limited Liability. No recourse under
any Transaction Agreement shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Transaction Agreements, the Notes, the Certificates or the Policies, it being expressly agreed and understood that each Transaction Agreement is solely a corporate obligation of each party hereto, and that any and all personal liability, either in common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches by any party hereto of any obligations under any Transaction Agreement is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Agreement.

                             Section 8.17. Limited Liability of The Chase
Manhattan Bank (USA). It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Chase Manhattan Bank (USA) not individually or personally but solely as Owner Trustee on behalf of the Trust, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by The Chase Manhattan Bank (USA), but are made and intended for the purpose of binding only the Trust Estate, (c) nothing herein contained shall be construed as creating any liability on The Chase Manhattan Bank

(USA), individually or personally, to perform any covenant of the Trust either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under such parties and (d) under no circumstances shall The Chase Manhattan Bank
(USA) be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

                             Section 8.18. Entire Agreement. This Agreement and
the Policies set forth the entire agreement between the parties with respect to the subject matter thereof, and this Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

                             IN WITNESS WHEREOF, the parties hereto have
executed this Agreement as of the day and year first above mentioned.


                                  WFS FINANCIAL 1996-C OWNER TRUST


                                  By: THE CHASE MANHATTAN BANK (USA)
                                      not in its individual capacity, but
                                      solely in its capacity as Owner
                                      Trustee under the Trust Agreement


                                  By:
                                     -------------------------------------
                                     Title:


                                  WFS FINANCIAL AUTO LOANS, INC.


                                  By:
                                     -------------------------------------
                                     Title:


                                  WFS FINANCIAL INC


                                  By:
                                     -------------------------------------
                                     Title:


                                  WFS INVESTMENTS, INC.


                                  By:
                                     -------------------------------------
                                     Title:


                                  FINANCIAL SECURITY ASSURANCE INC.


                                  By:
                                     -------------------------------------
                                     Title:  Authorized Officer


                                  BANKERS TRUST COMPANY,
                                    as Collateral Agent, Proceeds Agent
                                    and Indenture Trustee


                                  By:
                                     -------------------------------------
                                     Title: